Exhibit No. (10)n

KIMBERLY-CLARK CORPORATION

NONQUALIFIED STOCK OPTION

AWARD AGREEMENT

This Award, granted on                     , by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the “Corporation”), to                      (the “Employee”) is subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and this Award Agreement, including any country-specific terms and conditions contained in Appendix A to this Award Agreement.

W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the “Plan”) to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or the Affiliate’s long-term success;

NOW, THEREFORE, it is agreed as follows:

1.	Number of Shares Optioned; Option Price. The Corporation grants to the Employee the right and option to purchase in his own name, on the terms and conditions hereinafter set forth, all or any part of an aggregate of shares of the $1.25 par value common stock of the Corporation, and at the purchase price of $ per share, as granted on the date set forth above and as reflected on the Merrill Lynch Benefits OnLine site, or any successor system, via the Grant Summary screen as the Options Granted and the Grant Price. This option shall not be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Exercise of Option.

(a)

Limitations on Exercise. This option shall be subject to forfeiture until the Employee becomes vested in such Awards according to the schedule set forth below. This option shall not be exercisable until at least one year has expired after the granting of this option, during which time the Employee shall have been in the continuous employ of the Corporation or an Affiliate; provided, however, that the option shall become exercisable immediately in the event of a Qualified Termination of Employment of the Employee, without regard to the limitations set forth below in this subsection. At any time during the period of this option after the end of the first year, the Employee may purchase up to 30 percent of the shares covered by this option; after the end of the second year, an additional 30 percent; and after the end of the third year, the remaining 40 percent of the total number of shares covered by the option, so that, upon the expiration of the third year, the Employee will have become entitled to purchase all shares subject to this option; provided, however, that if the Employee’s employment is terminated for any reason other than death, Retirement, or Total and Permanent Disability, this option shall only be exercisable for three months following such termination and only for the number of shares which were exercisable on the date of such termination. In no event, however, may this option be exercised more than ten (10) years after the date of its grant.

The above provisions of Section 2(a) notwithstanding, to the extent provided by rules of the Committee referred to in the Plan (hereinafter referred to as the “Committee”), this option is not exercisable during any period during which the Employee’s right to make deposits to the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan is suspended pursuant to a provision of such plan or rules adopted thereunder to comply with regulations regarding hardship withdrawals promulgated by the Internal Revenue Service.

A termination of employment shall not be deemed to have occurred while an Employee is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Corporation or an Affiliate under an applicable statute or by contract. For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Corporation or an Affiliate. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period. Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Employee to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment shall be deemed to have occurred. A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan. An Employee who is classified as an intermittent employee shall be deemed to have a termination of employment for purposes of the Plan.

(b)	Exercise after Death, Retirement, or Disability. If the Employee dies, Retires or becomes Totally and Permanently Disabled without having exercised this option in full, the remaining portion of this option, determined without regard to the limitations in subsection 2(a), may be exercised within the earlier of (i) three years from the date of death or Total and Permanent Disability or five years from the date of Retirement, as the case may be, or (ii) the remaining period of this option. In the case of an Employee who dies, this option may be exercised by the person or persons to whom the Employee’s rights under this option shall pass by will or by applicable law or, if no such person has such rights, by his executor or administrator.

Notwithstanding the above, if the Corporation receives an opinion of counsel that there has been a legal judgment and/or legal development in the Employee’s jurisdiction that likely would result in the favorable Retirement treatment that applies to this option pursuant to this subsection (b) being deemed unlawful and/or discriminatory, then the Corporation will not apply the favorable Retirement treatment at the time of termination and this option will be treated as it would under the rules that apply if the Employee’s employment is terminated for reasons other than death, Retirement or Total and Permanent Disability.

(c)	Method of Exercise. This option shall be exercised by delivering to Merrill Lynch, or other authorized agent of the Corporation, as set forth in their terms and conditions of exercise, written notice of the number of shares with respect to which option rights are being exercised and by paying in full the option price of the shares at the time being acquired. Payment may be made in cash or, for U.S. Employees only, in shares of the Corporation’s common stock as set forth in the terms and conditions of exercise. The date of exercise shall be deemed to be the date of receipt of the written notice and payment for the shares being purchased. The Employee shall have none of the rights of a stockholder with respect to shares covered by such options until the Employee becomes record holder of such shares.

(d)	Payment of Withholding Taxes. No shares of common stock may be purchased under this option, unless prior to or simultaneously with such purchase, (i) the Employee, (ii) in the event of his death, the person succeeding to his rights hereunder or, (iii) in the event of a transfer of an option under Section 8 hereof, either the Employee, the Immediate Family Members or the entity succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the purchase of such shares of common stock pursuant to this option. Other than a purchase of shares pursuant to an option which had previously been transferred under Section 8 hereof, payment of required withholding taxes may be made with shares of the Corporation’s common stock which otherwise would be distributable upon exercise of the option, pursuant to the rules of the Committee.

3.	Nontransferability. Except as may otherwise be provided by the Committee, this option shall be transferable only by will or by the laws of descent and distribution, and during the Employee’s lifetime shall be exercisable only by him.

4.	Compliance with Law. No shares of common stock may be purchased under this option, unless prior to the purchase thereof, the Corporation shall have received an opinion of counsel to the effect that the issuance and sale of such shares by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended. As a condition of exercise, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares of common stock purchased upon exercise of this option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares of common stock purchased hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The option granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

5.	No Right of Continued Employment. The granting of this option does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this option.

6.	Discretion of the Corporation, Board of Directors and the Committee. Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this option shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.	Amendments. The Committee may at any time alter or amend this option to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof), and (4) that such action would not result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section (including the rules and regulations promulgated thereunder). Notwithstanding anything to the contrary contained herein, the Committee may not take any action that would result in any amount payable under this option qualifying as “applicable employee remuneration” as so defined for purposes of section 162(m) of the Code.

8.	Inalienability of Benefits and Interest. This option and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee.

9.	Delaware Law to Govern. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this option shall be determined in accordance with the laws of the State of Delaware.

10.	Purchase of Common Stock. The Corporation and its Affiliates may, but shall not be required to, purchase shares of common stock of the Corporation for purposes of satisfying the requirements of this option. The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this option.

11.	Notices. Any notice to be given to the Corporation under this option shall be addressed to the Corporation in care of its Treasurer located at the World Headquarters, and any notice to be given to the Employee under the terms of this option may be addressed to him at his address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

12.	Changes in Capitalization. In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares and the option price per share of stock subject to this option, and (b) such other provisions of this option as may be necessary and equitable to carry out the foregoing purposes, provided, however that no such adjustment or change may be made to the extent that such adjustment or change will result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section.

13.	Effect on Other Plans. All benefits under this option shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. This option shall not be construed to affect in any way the Employee’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

14.	Successors. This option shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

15.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

16.	For U.S. Employees Only. A U.S. Employee who has not previously signed a noncompete agreement has until the end of the one hundred twenty (120) day period beginning from the Grant Date of this option to sign and return the Noncompete Agreement provided to such Employee. If the U.S. Employee does not sign and return the provided Noncompete Agreement on or before the end of such one hundred twenty (120) day period then the grant of the right and option to purchase the shares of common stock of the Corporation, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

17.	Acceptance of Option Terms and Conditions. An Employee has until the end of the one hundred twenty (120) day period beginning from the Grant Date of this option to accept this Award Agreement. If the Employee does not accept this Award Agreement on or before the end of such one hundred twenty (120) day period, then the grant of the right and option to purchase the shares of common stock of the Corporation, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

Acknowledgment of Conditions

I understand, acknowledge and agree to the following conditions with respect to the Award granted to me under the Plan:

•

The 2001 Equity Participation Plan (the “Plan”) is discretionary in nature and the Corporation may cancel or terminate it at any time. The grant of an option is a voluntary and occasional benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future. Future grants, if any, will be at the sole discretion of the Corporation, including, but not limited to, the timing of any grant, the number of option shares, vesting provisions and the exercise price.

•

My participation in the Plan is voluntary. The value of this option and the shares of common stock covered by this option are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Corporation or my actual employer (the “Employer”), and which are outside the scope of my employment contract, if any, and are not intended to replace any pension rights or compensation. As such, the option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event shall be considered as compensation for, or relating in any way to, past services for the Corporation, the Employer or any Affiliate.

•

Vesting of any option shares ceases upon termination of active employment for any reason (whether or not in breach of local labor laws and except as may otherwise be explicitly provided in the Plan document or this Award Agreement), and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when I am no longer actively employed for purposes of this option.

•

No claim or entitlement to compensation or damages shall arise from termination of this option or diminution in value of this option resulting from termination of my employment by the Corporation or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and, in consideration of the grant of this option, to which I am not otherwise entitled, I irrevocably agree never to institute any claim against the Corporation or the Employer, waive my ability, if any, to bring any such claim, and release the Corporation and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction to have arisen, then, by participating in the Plan, I shall be deemed irrevocably to have agreed not to pursue such a claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims.

•

The future value of the underlying shares is unknown and cannot be predicted with certainty. If the underlying shares do not increase in value, the option will have no value. If I exercise this option and obtain shares, the value of those shares acquired upon exercise may increase or decrease in value, even below the option price.

•

Regardless of any action the Corporation or the Employer take with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding related to my participation in the Plan and legally applicable to me (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and may exceed the amount actually withheld by the Corporation or the Employer. I further acknowledge that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this option, including, but not limited to, the grant, vesting or exercise of this option, the subsequent sale of shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of this option to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Furthermore, if I have become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, I acknowledge that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

•

Prior to the relevant taxable or tax withholding event, as applicable, I shall pay or make adequate arrangements satisfactory to the Corporation and/or the Employer to satisfy or account for all Tax-Related Items. In this regard, I authorize the Corporation or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(1)	withholding from my wages or other cash compensation paid to me by the Corporation and/or the Employer; or

(2)	withholding from proceeds of the sale of shares acquired pursuant to the exercise of this option, either through a voluntary sale or through a mandatory sale arranged by the Corporation (on my behalf, pursuant to this authorization); or

(3)	withholding in shares to be issued upon exercise of this option.

•

To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares, I am deemed, for tax purposes, to have been issued the full number of shares subject to the portion of this option that is exercised, notwithstanding that a number of shares is held back solely for the purpose of paying Tax-Related Items due as a result of any aspect of my participation in the Plan.

•

I shall pay to the Corporation or to the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of my participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to honor the exercise or deliver shares to me if I fail to comply with my obligation in connection with the Tax-Related Items as described herein.

•

The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding my participation in the Plan, or my acquisition or sale of the underlying shares. I am hereby advised to consult with my own personal tax, legal and financial advisors regarding my participation in the Plan before taking any action related to the Plan.

•

Data Privacy. I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Agreement and any other this option grant materials by and among, as applicable, the Employer, the Corporation and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that the Corporation and the Employer may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Corporation, details of all options or any other entitlement to shares of common stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

I understand that Data will be transferred to a broker, or such other stock plan service provider as may be selected by the Corporation in the future, which is assisting the Corporation with the implementation, administration and management of the Plan. I understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the Corporation, the broker and any other possible recipients which may assist the Corporation (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the Plan. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

•	My option may not be assigned, sold, encumbered, or in any way transferred or alienated.

•

The Plan is governed by and subject to U.S. law. Interpretation of the Plan and my rights under the Plan will be governed by provisions of U.S. law. For purposes of litigating any dispute that arises under this grant or the Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, U.S.A. and agree that such litigation shall be conducted in the federal courts for the United States for the Northern District of Texas, where this grant is made and/or to be performed.

•

I understand that I am solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses or notices, which may be necessary for me to exercise my option, acquire the shares or to hold or sell the shares subject to the option or restricted share unit award. Neither the Corporation nor its Affiliates will be responsible for obtaining such approvals, licenses or permits, or for making any such notices, nor will the Corporation or its Affiliates be liable for any fines or penalties I may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

•

The provisions of this Award Agreement are severable and if one or more of the provisions of this Award Agreement shall be held invalid, illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nonetheless be binding and enforceable. To the extent that any provisions of this Award Agreement are held to be invalid or otherwise unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.

•

If I have received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

•

Notwithstanding any provisions in this Award Agreement, this option shall be subject to any special terms and conditions set forth in Appendix A to this Award Agreement for my country. Moreover, if I relocate to one of the countries included in Appendix A, the special terms and conditions for such country will apply to me, to the extent the Corporation determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. Appendix A constitutes part of this Award Agreement.

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The Corporation reserves the right to impose other requirements on my participation in the Plan, on this option and on any shares acquired under the Plan, to the extent that the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

•

The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. I hereby consent to receive such documents by on-line delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third-party designated by the Corporation.

Conclusion and Acceptance

I accept this grant via electronic signature by clicking the “Accept” icon and certify that I have read, understand and agree to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”), the provisions of the applicable agreements and all other applicable documents (including any country-specific terms for my country of residence). I hereby authorize my employer to furnish the Corporation (and any agent administering the Plan or providing recordkeeping services) with such information and data as it shall request in order to facilitate the grant of options and enable administration of the Plan and I understand that such information shall be used only as long and to the extent necessary to administer my participation in the Plan. I agree that my participation in the Plan and the awards granted to me under the Plan will be governed solely by provisions of U.S. law.

KIMBERLY-CLARK CORPORATION

NONQUALIFIED STOCK OPTION

AWARD AGREEMENT

APPENDIX A

This Appendix A includes additional terms and conditions that govern this option granted to the Employee under the Plan if the Employee resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or the Award Agreement.

This Appendix A also includes information regarding exchange controls and certain other issues of which the Employee should be aware with respect to the Employee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2010. Such laws are often complex and change frequently. As a result, the Corporation strongly recommends that the Employee not rely on the information noted herein as the only source of information relating to the consequences of the Employee’s participation in the Plan because the information be out of date at exercise of this option or the subsequent sale of shares acquired under the Plan or receipt of any dividends.

In addition, the information is general in nature and may not apply to the Employee’s particular situation, and the Corporation is not in a position to assure the Employee of any particular result. Accordingly, the Employee is advised to seek appropriate professional advice as to how the relevant laws in the Employee’s country may apply to the Employee’s situation.

Finally, if the Employee is a citizen or resident of a country other than the one in the Employee is currently working, transferred or transfers employment after the Grant Date or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Employee.

ARGENTINA

Securities Law Information

Neither this option nor the shares of common stock covered by this option are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information

Depending upon the method of exercise chosen for this option, the Employee may be subject to restrictions with respect to the purchase and/or transfer of U.S. dollars pursuant to Argentine currency exchange regulations. The Corporation reserves the right to restrict the methods of exercise if required under Argentine laws.

Under current regulations adopted by the Argentine Central Bank (the “BCRA”), the Employee may purchase and remit foreign currency with a value of up to US$2,000,000 per month for the purpose of acquiring foreign securities, including shares of common stock, without prior approval from the BCRA. However, the Employee must register the purchase with the BCRA and execute and submit an affidavit to the entity selling the foreign currency confirming that the Employee has not purchased and remitted funds in excess of US$2,000,000 during the relevant month.

In the event that the Employee transfers proceeds in excess of US$2,000,000 from the sale of shares of common stock into Argentina in a single month, he or she will be required to place 30% of any proceeds in excess of US$2,000,000 in a non-interest-bearing, dollar-denominated mandatory deposit account for a holding period of 365 days.

The Employee must comply with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the exercise of this option.

BAHRAIN

There are no country-specific provisions.

BELGIUM

Tax Considerations

This option must be accepted after 60 days of the offer.

Tax Reporting

The Employee is required to report any taxable income attributable to this option on his or her annual tax return. In addition, the Employee is required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return.

BOLIVIA

There are no country-specific provisions.

BRAZIL

Compliance with Law

By accepting this option, the Employee acknowledges that he or she agrees to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the exercise of this option, the receipt of any dividends, and the sale of shares of common stock acquired under the Plan.

Exchange Control Information

If the Employee is resident or domiciled in Brazil, he or she will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include shares of common stock.

CANADA

Form of Payment

Due to regulatory considerations in Canada, the Employee is prohibited from surrendering shares of common stock that he or she already owns or attesting to the ownership of shares to pay the option price or any Tax-Related Items in connection with this option.

Securities Law Notice

The Employee is permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed. The Corporation’s shares are currently listed on New York Stock Exchange.

The following provisions apply if the Employee is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Authorization to Release and Transfer Necessary Personal Information

The Employee hereby authorizes the Corporation and the Corporation’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Employee further authorizes the Corporation, any parent, subsidiary or Affiliate and the plan administrators to disclose and discuss the Plan with their advisors. The Employee further authorizes the Corporation and any parent, subsidiary or Affiliate to record such information and to keep such information in the Employee’s employee file.

CHILE

Securities Law Information

Neither the Corporation nor the shares of common stock are registered with the Chilean Registry of Securities or under the control of the Chilean Superintendence of Securities.

Exchange Control Information

It is the Employee’s responsibility to make sure that he or she complies with exchange control requirements in Chile when the value of his or her option exercise transaction is in excess of US$10,000, regardless of whether the Employee exercises his or her option through a cash exercise or cashless method of exercise.

If the Employee uses the cash exercise method to exercise this option and the Employee remits funds in excess of US$10,000 out of Chile, the remittance must be made through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office). In such case, the Employee must provide to the bank or registered foreign exchange office certain information regarding the remittance of funds (e.g., destination, currency, amount, parties involved, etc.).

If the Employee exercises this option using a cashless exercise method and the aggregate value of the option price exceeds US$10,000, the Employee must sign Annex 1 of the Manual of Chapter XII of the Foreign Exchange Regulations and file it directly with the Central Bank within 10 days of the exercise date.

The Employee is not required to repatriate funds obtained from the sale of shares or the receipt of any dividends. However, if the Employee decides to repatriate such funds, the Employee must do so through the Formal Exchange Market if the amount of the funds exceeds US$10,000. In such case, the Employee must report the payment to a commercial bank or registered foreign exchange office receiving the funds.

If the Employee’s aggregate investments held outside of Chile exceeds US$5,000,000 (including the investments made under the Plan), the Employee must report the investments annually to the Central Bank. Annex 3.1 of Chapter XII of the Foreign Exchange Regulations must be used to file this report.

Please note that exchange control regulations in Chile are subject to change. The Employee should consult with his or her personal legal advisor regarding any exchange control obligations that the Employee may have prior to exercising this option or receiving proceeds from the sale of shares of common stock acquired under the Plan.

Annual Tax Reporting Obligation

The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (i) the taxes paid abroad, which they will use as a credit against Chilean income taxes, and (ii) the results of foreign investments. These annual reporting obligations must be complied with by submitting a sworn statement setting forth this information before March 15 of each year. The forms to be used to submit the sworn statement are Tax Form 1853 “Annual Sworn Statement Regarding Credits for Taxes Paid Abroad” and Tax Form 1851 “Annual Sworn Statement Regarding Investments Held Abroad.” If the Employee is not a Chilean citizen and has been a resident in Chile for less than three years, the Employee is exempt from the requirement to file Tax Form 1853. These statements must be submitted electronically through the CIRS website: www.sii.cl.

COLOMBIA

Exchange Control Information

Investments in assets located abroad (including shares of common stock) are subject to registration with the Bank of the Republic if the Employee’s aggregate investments held abroad (as of December 31 of the applicable calendar year) equal or exceed US$500,000.

If funds are remitted from Colombia through an authorized local financial institution, the authorized financial institution will automatically register the investment.

If the Employee does not remit funds through an authorized financial institution when exercising this option because a partial cashless exercise method is used (selling only enough shares of Stock to cover the grant price and any brokerage fees), then the Employee must register the investment himself or herself if the accumulated financial investments the Employee holds abroad at the year-end are equal to or exceed the equivalent of US$500,000. The Employee must register by filing a Form No. 11 and submitting it to Señores, Banco de la República, Atn: Jefe Sección Inversiones, Departamento de Cambios Internacionales, Carrera 7 No. 14 - 18, Bogotá, Colombia by June 30 of the following year.

If the Employee uses the cashless sell-all method of exercise, then no registration is required because no funds are remitted from Colombia and no shares are held abroad.

COSTA RICA

There are no country-specific provisions.

CZECH REPUBLIC

Exchange Control Information

The Czech National Bank may require the Employee to fulfill certain notification duties in relation to the acquisition of shares of common stock and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, the Employee should consult with his or her personal legal advisor prior to the exercise of this option and the sale of common stock to ensure compliance with current regulations. It is the Employee’s responsibility to comply with any applicable Czech exchange control laws.

DENMARK

Danish Stock Option Act

By accepting this option, the Employee acknowledges that he or she has received a Danish translation of an Employer Statement, which is being provided to comply with the Danish Stock Option Act.

Exchange Control Information

If the Employee establishes an account holding shares or an account holding cash outside Denmark, he or she must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (These obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Information

If the Employee holds shares of common stock acquired under the Plan in a brokerage account with a broker or bank outside Denmark, he or she is required to inform the Danish Tax Administration about the account. For this purpose, the Employee must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by the Employee and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, the Employee authorizes the Danish Tax Administration to examine the account.

In addition, if the Employee opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, he or she is also required to inform the Danish Tax Administration about this account. To do so, the Employee must file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by the Employee and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, the Employee authorizes the Danish Tax Administration to examine the account.

If the Employee uses the cashless method of exercise for this option, the Employee is not required to file a Form V because he or she will not hold any shares of common stock. However, if the Employee opens a deposit account with a foreign broker or bank to hold the cash proceeds, he or she is required to file a Form K as described above.

DOMINICAN REPUBLIC

There are no country-specific provisions.

ECUADOR

There are no country-specific provisions.

EL SALVADOR

There are no country-specific provisions.

FRANCE

Option Not Tax-Qualified

The Employee understands that this option is not intended to be French tax-qualified.

Consent to Receive Information in English

By accepting the Award Agreement providing for the terms and conditions of the Employee’s grant, the Employee confirms having read and understood the documents relating to this grant (the Plan and the Award Agreement), which were provided in the English language. The Employee accepts the terms of those documents accordingly.

En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution d’options, l’employé confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et ce Contrat d’Attribution) qui ont été communiqués en langue anglaise. L’employé accepte les termes en connaissance de cause.

GERMANY

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Employee uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares of common stock acquired under the Plan, the bank will make the report for the Employee. In addition, the Employee must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

GUATEMALA

Language Waiver

By participating in the Plan, the Employee acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the Plan, the Award Agreement and this Appendix A.

HONDURAS

There are no country-specific provisions.

HONG KONG

Securities Warning

The offer of this option and the shares of common stock covered by this option do not constitute a public offering of securities under Hong Kong law and are available only to Employees of the Corporation or its Affiliates participating in the Plan. The Employee should be aware that the contents of this Award Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. This option is intended only for the personal use of each Employee and may not be distributed to any other person. The Employee is advised to exercise caution in relation to the offer. If the Employee is in any doubt about any of the contents of the Agreement, including this Appendix A, or the Plan, the Employee should obtain independent professional advice.

Sale of Shares

In the event that any portion of this option vests within six months of the Grant Date, the Employee agrees that he or she will not dispose of the shares acquired prior to the six-month anniversary of the Grant Date.

Occupational Retirement Schemes Ordinance Alert

The Corporation specifically intends that neither this option nor the Plan will be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

INDONESIA

Method of Exercise

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Indonesia, the Employee must exercise this option using the cashless exercise method. To complete a full cashless exercise, the Employee should notify a licensed securities broker acceptable to the Corporation to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Employee. If the Employee does not complete this procedure, the Corporation may refuse to allow the Employee to exercise this option. The Corporation reserves the right to provide the Employee with additional methods of exercise depending on local developments.

Exchange Control Information

If the Employee remits funds into or out of Indonesia, the Indonesian bank through which the transaction is made will submit a report on the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, the Employee must complete a “Transfer Report Form.” The Transfer Report Form will be provided to the Employee by the bank through which the transaction is to be made.

ISRAEL

Securities Law Notification

The offer of this option does not constitute a public offering under the Securities Law, 1968.

Method of Exercise

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Israel, the Employee must exercise this option using the cashless exercise method. To complete a full cashless exercise, the Employee should notify a licensed securities broker acceptable to the Corporation to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Employee. If the Employee does not complete this procedure, the Corporation may refuse to allow the Employee to exercise this option. The Corporation reserves the right to provide the Employee with additional methods of exercise depending on local developments.

ITALY

Method of Exercise

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Italy, the Employee must exercise this option using the cashless exercise method. To complete a full cashless exercise, the Employee should notify a licensed securities broker acceptable to the Corporation to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price, brokerage fees and any applicable Tax-Related

Items; and (iii) remit the balance in cash to the Employee. If the Employee does not complete this procedure, the Corporation may refuse to allow the Employee to exercise this option. The Corporation reserves the right to provide the Employee with additional methods of exercise depending on local developments.

Data Privacy Notice and Consent.

This provision replaces in its entirety the data privacy in the Award Agreement:

The Employee understands that the Employer, the Corporation and any Affiliate hold certain personal information about him or her, including, but not limited to, the Employee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Corporation or any Affiliate, details of all options, or any other entitlement to shares of common stock awarded, cancelled, exercised, vested, unvested or outstanding in the Employee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”). The Employee is aware that providing the Corporation with Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Corporation to perform its contractual obligations and may affect the Employee’s ability to participate in the Plan.

The Controller of personal data processing is Kimberly-Clark Corporation with registered offices at 351 Phelps Drive, Irving, Texas 75038, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Kimberly-Clark s.r.l. at Via Della Rocca, 49, Torino, Italy.

The Employee understands that Data may be transferred to the Corporation or any of its Affiliates, or to any third parties assisting in the implementation, management and administration of the Plan, including any transfer required to a broker or other third party with whom shares of common stock acquired under the Plan or cash from the sale of such shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain, and transfer such Data may be located in Italy or elsewhere, including outside the European Union, and the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Italy.

The processing activity, including transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Employee’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan. The Employee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The Employee understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage the Employee’s participation in the Plan. The Employee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, the Employee is aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Employee’s local human resources representative.

Plan Document Acknowledgment

In accepting the grant of this option, the Employee acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A.

The Employee acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 2(d) on Payment of Withholding Taxes; Section 5 on No Right of Continued Employment; Section 9 on Delaware Law to Govern; the section on Acknowledgment of Conditions; and the Data Privacy Notice and Consent section included in this Appendix A.

Exchange Control Information

The Employee is required to report in his or her annual tax return: (a) any transfers of cash or shares of common stock to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; and (b) any foreign investments or investments (including proceeds from the sale of shares of common stock acquired under the Plan) held outside of Italy exceeding €10,000 or the equivalent amount in U.S. dollars, if the investment may give rise to income in Italy. The Employee is exempt from the formalities in (a) if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on the Employee’s behalf.

JAPAN

Exchange Control Information

If the Employee acquires shares of common stock valued at more than ¥100,000,000 in a single transaction, the Employee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the purchase of the shares.

In addition, if the Employee pays more than ¥30,000,000 in a single transaction for the purchase of shares when the Employee exercises this option, the Employee must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that the Employee pays upon a one-time transaction for exercising this option and purchasing shares of common stock exceeds ¥100,000,000, then the Employee must file both a Payment Report and a Securities Acquisition Report.

KOREA

Exchange Control Information

To remit funds out of Korea to exercise this option by paying the option price in cash, the Employee must obtain a confirmation of the remittance by a foreign exchange bank in Korea. This is an automatic procedure (i.e., the bank does not need to approve the remittance and the process should not take more than a day). The Employee likely will need to present supporting documentation evidencing the nature of the remittance to the bank processing the transaction. Furthermore, if the Employee receives US$500,000 or more from the sale of shares of common stock, Korean exchange control laws require the Employee to repatriate the proceeds to Korea within 18 months of the sale.

MALAYSIA

Insider Trading Notification

The Employee should be aware of the Malaysian insider trading rules, which may impact the Employee’s acquisition or disposal of shares of common stock or this option under the Plan. Under Malaysian insider trading rules, the Employee is prohibited from acquiring or selling shares of common stock or rights to shares (e.g., an option) when in possession of information that is not generally available and that the Employee knows or should know will have a material effect on the price of shares of common stock once such information is generally available.

Director Notification Obligation

If the Employee is a director of the Corporation’s Malaysian Affiliate, the Employee is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Affiliate in writing when the Employee receives or disposes of an interest (e.g., an option or shares of common stock) in the Corporation or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Corporation or any related company.

MEXICO

Modification

By accepting this option, the Employee understands and agrees that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.

Acknowledgment of Grant

In accepting this option, the Employee acknowledges that the Employee has received a copy of the Plan and the Award Agreement, including this Appendix A, has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A. The Employee further acknowledges that the Employee has read and specifically and expressly approves the Acknowledgment of Conditions section of the Award Agreement, in which the following is clearly described and established:

(1)	The Employee’s participation in the Plan does not constitute an acquired right.

(2)	The Plan and the Employee’s participation in the Plan are offered by the Corporation on a wholly discretionary basis.

(3)	The Employee’s participation in the Plan is voluntary.

(4)	Neither the Corporation nor any Affiliate is responsible for any decrease in the value of this option and/or shares of common stock acquired under the Plan.

Labor Law Acknowledgment and Policy Statement

In accepting the grant of this option, the Employee expressly recognizes that Kimberly-Clark Corporation, with registered offices at 351 Phelps Drive, Irving, Texas 75038, U.S.A., is solely responsible for the administration of the Plan and that the Employee’s participation in the Plan and acquisition of shares of common stock do not constitute an employment relationship between the Employee and the Corporation since the Employee is participating in the Plan on a wholly commercial basis and his or her sole Employer is Kimberly-Clark de Mexico, S.A. de C.V. (“KCC-Mexico”). Based on the foregoing, the Employee expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the Employee and the Employer, KCC-Mexico and do not form part of the employment conditions and/or benefits provided by KCC-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Employee’s employment.

The Employee further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Corporation; therefore, the Corporation reserves the absolute right to amend and/or discontinue the Employee’s participation at any time without any liability to the Employee.

Finally, the Employee hereby declares that he or she does not reserve to himself or herself any action or right to bring any claim against Kimberly-Clark Corporation for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Employee therefore grants a full and broad release to the Corporation, its shareholders, officers, agents, or legal representatives or Affiliates with respect to any claim that may arise.

Spanish Translation

Modificación

Al aceptar el otorgamiento de la opción de Compra de Acciones, el Empleado entiende y acuerda que cualquier modificación al Plan o al Acuerdo o su terminación, no cambiará o disminuirá los términos y condiciones de empleo.

Reconocimiento del Otorgamiento

Al aceptar el otorgamiento de la opción de Compra de Acciones, el Empleado está de acuerdo en haber recibido una copia del Plan, del Acuerdo incluyendo el presente Anexo “A” y ha revisado el Plan y el Acuerdo, incluyendo este Anexo “A” en su totalidad y comprende y acepta todas las disposiciones previstas en el Plan, en el Acuerdo, incluyendo el presente Anexo “A”. Asimismo, el Empleado reconoce que ha leído y manifiesta su específica y expresa conformidad con los términos y condiciones establecidos del Acuerdo, en el cual claramente se describe y establece lo siguiente:

(1)	La participación del Empleado en el Plan no constituye un derecho adquirido.

(2)	El Plan y la participación del Empleado en el Plan se ofrecen por la Compañía de forma completamente discrecional.

(3)	La participación del Empleado en el Plan es voluntaria.

(4)	Ni la Compañía ni sus Afiliadas son responsables por la reducción del valor de la opción de Compra de Acciones emitida bajo el Plan.

Reconocimiento de la Legislación Laboral y Declaracion de la Poltitica

Al aceptar el otorgamiento de la opción de Compra de Acciones, el Empleado expresamente reconoce que Kimberly-Clark Corporation con oficinas registradas en 351 Phelps Drive, Irving, Texas 75038, U.S.A., es la única responsable por la administración del Plan y que la participación del Empleado en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Empleado y Kimberly-Clark Corporation, ya que el Empleado participa en el Plan en un marco totalmente comercial y su único Patrón lo es Kimberly-Clark de Mexico, S.A. de C.V. con domicilio en Kimberly-Clark de Mexico, S.A. de C.V. Mexico. Derivado de lo anterior, el Empleado expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Empleado y el Patrón, Kimberly-Clark de Mexico, S.A. de C.V. y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Kimberly-Clark de Mexico, S.A. de C.V. y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Empleado.

Asimismo, el Empleado reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Kimberly-Clark Corporation por lo tanto, Kimberly-Clark Corporation se reserva el absoluto derecho de modificar y/o terminar la participación del Empleado en cualquier momento y sin responsabilidad alguna frente el Empleado.

Finalmente, el Empleado por este medio declara que no se reserva derecho o acción alguna que ejercitar en contra de Kimberly-Clark Corporation por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Empleado otorga el más amplio finiquito que en derecho proceda a Kimberly-Clark Corporation , sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NETHERLANDS

Consent to Comply with Dutch Securities Law

The Employee has been granted this option under the Plan, pursuant to which the Employee may acquire shares of common stock. Employees who are residents of the Netherlands should be aware of the Dutch insider trading rules, which may impact the sale of such shares. In particular, the Employee may be prohibited from effectuating certain share transactions if the Employee has insider information regarding the Corporation.

Below is a discussion of the applicable restrictions. The Employee is advised to read the discussion carefully to determine whether the insider rules apply to the Employee. If it is uncertain whether the insider rules apply, the Corporation recommends that the Employee consult with his or her personal legal advisor. Please note that the Corporation cannot be held liable if the Employee violates the Dutch insider rules. The Employee is responsible for ensuring compliance with these rules.

By entering into the Award Agreement and participating in the Plan, the Employee acknowledges having read and understood the notification below and acknowledges that it is his or her own responsibility to comply with the Dutch insider trading rules, as discussed herein.

Prohibition Against Insider Trading

Dutch securities laws prohibit insider trading. Under Article 46 of the Act on the Supervision of the Securities Trade 1995, anyone who has “inside information” related to the Corporation is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the share price, regardless of the actual effect on the price. The insider could be any employee of the Corporation or its Dutch Affiliate who has inside information as described above.

Given the broad scope of the definition of inside information, certain Employees of the Corporation working at its Dutch Affiliate may have inside information and thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when he or she had such inside information.

NEW ZEALAND

Securities Law Notice

The Employee will receive the following documents (in addition to this Appendix A) in connection with this option from the Corporation:

1.	an Award Agreement, which sets forth the terms and conditions of the option grant;

2.	a copy of the Corporations’ most recent annual report and most recent financial reports have been made available to enable the Employee to make informed decisions concerning this option; and

3.	a copy of the description of the Kimberly-Clark Corporation 2001 Equity Participation Plan (“Description”) (i.e., the Corporation’s Form S-8 Plan Prospectus under the U.S. Securities Act of 1933, as amended), and the Corporation will provide any attachments or documents incorporated by reference into the Description upon written request. The documents incorporated by reference into the Description are updated periodically. Should the Employee request copies of the documents incorporated by reference into the Description, the Corporation will provide the Employee with the most recent documents incorporated by reference.

NICARAGUA

There are no country-specific provisions.

PANAMA

Securities Law Information

Neither this option nor any shares that the Employee may acquire at exercise of this option constitute a public offering of securities, as they are available only to Employees of the Corporation and its Affiliates.

PARAGUAY

There are no country-specific provisions.

PERU

There are no country-specific provisions.

POLAND

Exchange Control Information

If the Employee holds foreign securities (including shares of common stock) and maintains accounts abroad, the Employee may be required to file certain reports with the National Bank of Poland. Specifically, if the value of securities and cash held in such foreign accounts exceeds €15,000, the Employee must file reports on the transactions and balances of the accounts on a quarterly basis by the 20th day of the month following the end of each quarter and an annual report by no later than January 30 of the following calendar year. Such reports are filed on special forms available on the website of the National Bank of Poland.

PORTUGAL

Exchange Control Information

If the Employee acquires shares of common stock under the Plan and does not hold the shares of common stock with a Portuguese financial intermediary, he or she may need to file a report with the Portuguese Central Bank. If the shares of common stock are held by a Portuguese financial intermediary, it will file the report for the Employee.

PUERTO RICO

There are no country-specific provisions.

RUSSIA

U.S. Transaction

The Employee understands that this option shall be valid and this Award Agreement shall be concluded and become effective only when the Employee’s acceptance of the Award Agreement is received by the Corporation in the United States. Upon exercise of this option, any shares of common stock to be issued to the Employee shall be delivered to the Employee through a bank or brokerage account in the United States.

Securities Law Notice

This Award Agreement, the Plan and all other materials the Employee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. The issuance of shares of common stock under the Plan has not and will not be registered in Russia and hence the shares described in any Plan-related documents may not be offered or placed in public circulation in Russia.

Please note that, under the Russian law, the Employee is not permitted to sell the Corporation’s shares directly to other Russian individuals and the Employee is not permitted to bring share certificates into Russia.

SINGAPORE

Securities Law Information

This option is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Employee should note that this option is subject to section 257 of the SFA and the Employee will not be able to make (i) any subsequent sale of the shares of common stock in Singapore or (ii) any offer of such subsequent sale of the shares of common stock in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation

If the Employee is a director, associate director or shadow director of the Corporation’s Singapore Affiliate, the Employee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Corporation’s Singapore Affiliate in writing when the Employee receives an interest (e.g., an option or shares) in the Corporation or any Affiliate. In addition, the Employee must notify the Corporation’s Singapore Affiliate when he or she sells shares of the Corporation or of any Affiliate (including when the Employee sells shares acquired upon exercise of this option). These notifications must be made within two days of acquiring or disposing of any interest in the Corporation or any Affiliate. In addition, a notification of the Employee’s interests in the Corporation or any Affiliate must be made within two days of becoming a director.

SOUTH AFRICA

Exchange Control Information

To participate in the Plan, the Employee must comply with exchange control regulations and rulings (the “Exchange Control Regulations”) in South Africa. Currently, the Exchange Control Department of the South African Reserve Bank (“Exchange Control”) requires that approval be sought for the purchase of securities by South African residents pursuant to foreign share incentive schemes, such as the exercise of options under the Plan. The Corporation is in the process of obtaining such approval.

The Employee is subject to an overall offshore investment allowance of ZAR4,000,000. This is a cumulative allowance, and his or her ability to remit funds for the purchase of shares will be reduced if Employee’s foreign investment limit is utilized to make a transfer of funds offshore that is unrelated to the Plan. If he or she exercises this option with cash, the funds used to pay the option price may not be counted against the ZAR4,000,000 because of the approval from Exchange Control that the Corporation is seeking with respect to the Plan. If the option price is counted against the ZAR4,000,000 limit, the Employee may still transfer funds for the exercise of this option; however, the shares obtained from the exercise must be sold immediately and the full proceeds repatriated to South Africa.

If the Employee exercise this option using either the cashless sell-all exercise method or the cashless sell-to-cover method, it is not necessary to obtain a Tax Clearance Certificate (as described below) or a transfer of funds application form. In addition, under a cashless sell-to-cover method, the Employee may acquire and hold shares up to any amount, even in excess of ZAR4,000,000. The value of the shares acquired using a cashless sell-to-cover exercise method will not be counted against the ZAR4,000,000 limit. The sale proceeds of such shares may be held offshore and will not count against the investment limit.

Because the Exchange Control Regulations change frequently and without notice, the Employee understands that he or she should consult a legal advisor prior to the purchase or sale of shares under the Plan to ensure compliance with current regulations. The Employee understands that it is his or her responsibility to comply with South African exchange control laws, and neither the Corporation nor the Employer will be liable for any fines or penalties resulting from failure to comply with applicable laws.

Tax Acknowledgment

By accepting this option, the Employee agrees to notify the Employer of the amount of any gain realized upon exercise of this option. If the Employee fails to advise the Employer of the gain realized upon exercise, the Employee may be liable for a fine. The Employee will be responsible for paying any difference between the actual tax liability and the amount withheld.

If the Employee uses cash to exercise this option and purchase shares, rather than a cashless exercise method, the Employee must first obtain a “Tax Clearance Certificate (in Respect of Foreign Investment)” from the South African Reserve Service. The Employee must also complete a transfer of funds application form to transfer the funds. The Tax Clearance Certificate should be presented to a dealer of the Exchange Control Department of the South Africa Reserve Bank (it is likely that the Employee’s bank will qualify as such a dealer), together with a completed application form to transfer funds. No transfer of funds may be completed unless the original Tax Clearance Certificate bears the official stamp and signature of the Office of Receiver of Revenue of the South African Reserve Service.

SPAIN

Termination of Employment

For purposes of this option, a termination of employment includes a termination that is deemed an “unfair dismissal” or a “constructive dismissal.”

Labor Law Acknowledgment

By accepting this option, the Employee acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

The Employee understands that the Corporation has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to individuals who may be employees of the Corporation or its Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Corporation or any of its Affiliates on an ongoing basis. Consequently, the Employee understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Corporation or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, the Employee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of this option and the underlying shares is unknown and unpredictable. In addition, the Employee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Employee understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then this option shall be null and void.

Further, the Employee understands that this option is a conditional right. The Employee shall forfeit any unvested portion of this option upon termination of employment unless such termination is due to a Qualified Termination of Employment. In addition, if the Employee’s employment is terminated for any reason other than death, Retirement, or Total and Permanent Disability, this option shall be exercisable only to the extent provided in Section 2(a) of the Award Agreement. The terms of this paragraph apply even if the Employee is considered to be unfairly dismissed without good cause.

SWITZERLAND

Securities Law Notification

The options offered by the Corporation are considered a private offering in Switzerland; therefore, such offer is not subject to registration in Switzerland.

TAIWAN

Exchange Control Information

The Employee may acquire and remit foreign currency (including proceeds from the sale of shares of common stock) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD500,000 or more in a single transaction, the Employee must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank.

If the transaction amount is US$500,000 or more, the Employee may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Employee should consult his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

THAILAND

Exchange Control Information

When the shares of common stock covered by this option are sold, the Employee must repatriate all cash proceeds to Thailand and then convert such proceeds to Thai Baht within 360 days of repatriation. If the amount of the Employee’s proceeds is US$20,000 or more, the Employee must specifically report the inward remittance to the Bank of Thailand on a foreign exchange transaction form. If the Employee fails to comply with these obligations, then the Employee may be subject to penalties assessed by the Bank of Thailand.

The Employee should consult his or her personal advisor prior to taking any action with respect to remittance of cash proceeds into Thailand. The Employee is responsible for ensuring compliance with all exchange control laws in Thailand.

TRINIDAD & TOBAGO

There are no country-specific provisions.

TURKEY

Exchange Control Information

Exchange control regulations require Turkish residents to purchase securities through financial intermediary institutions that are approved under the Capital Market Law (i.e., banks licensed in Turkey). Therefore, if the Employee exercises this option using a cash exercise method, the funds must be remitted through a bank or other financial institution licensed in Turkey. A wire transfer of funds by a Turkish bank will satisfy this requirement. This requirement does not apply to a cashless exercise, as no funds are remitted out of Turkey.

UNITED KINGDOM

Tax Acknowledgment

The following information supplements the information regarding Tax-Related Items in the Acknowledgment of Conditions section of the Award Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Employee to the Employer, effective on the Due Date. The Employee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs official rate; it will be immediately due and repayable. Notwithstanding the foregoing, if the Employee is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of this provision will not apply to the Employee. In the event that the Employee is an officer or director, as defined above, and Tax-Related Items are not collected from or paid by the Employee by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Employee on which additional income tax and National Insurance Contributions may be payable. The Employee acknowledges the Corporation or the Employer may recover it at any time thereafter by any of the means referred to in the Award Agreement. The Employee authorizes the Corporation to withhold the transfer of any shares unless and until the loan is repaid in full.

URUGUAY

There are no country-specific provisions.

VENEZUELA

Exchange Control Information

The Employee should consult his or her personal advisor prior to repatriating the proceeds of the sale of shares of common stock as described above to ensure compliance with the applicable exchange control regulations in Venezuela, as such regulations are subject to frequent change. The Employee is responsible for ensuring compliance with all exchange control laws in Venezuela.

KIMBERLY-CLARK CORPORATION

PERFORMANCE RESTRICTED STOCK UNIT

AWARD AGREEMENT

This Award, granted on                     , by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the “Corporation”), to                          (the “Participant”) is subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and the Award Agreement, including any country-specific terms and conditions contained in Appendix A to this Award Agreement.

W I T N E S S E T H:

WHEREAS, the Corporation has adopted the Plan to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or the Affiliate’s long-term success;

NOW, THEREFORE, it is agreed as follows:

1.	Number of Share Units Granted. The Corporation hereby grants to the Participant Performance Restricted Stock Units (“PRSUs”) at the target level of (the “Target Level”), subject to the terms, conditions and restrictions set forth herein and in the Plan, and the Corporation’s attainment of the Performance Goals established by the Committee as set forth on Appendix A-1. The actual number of PRSUs earned by the Participant at the end of the Restricted Period may range from 0 to 200% of the Target Level.

2.	Transferability Restrictions.

(a)	Restricted Period. During the Restricted Period, the Participant may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award. Except as provided under paragraph 2, the Award, including any accrued dividend equivalents, shall be subject to forfeiture until the end of the Restricted Period. Participant becomes 100% vested in the number of PRSUs earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee.

The Restricted Period shall begin on the date of the granting of this Award, and shall end on April 28, 2013. Holders of Awards shall have none of the rights of a shareholder with respect to such shares including, but not limited to, any right to receive dividends in cash or other property or other distribution or rights in respect of such shares except as otherwise provided in this Agreement, nor to vote such shares as the record owner thereof.

During each year in the Restricted Period, the Participant will not be paid dividend equivalents on the unvested PRSUs but the Participant will receive a credit equal to dividends declared on the Corporation’s Common Stock which will be reinvested in additional PRSUs at the then fair market value of the Corporation’s Common Stock on the date dividends are paid, and the additional PRSUs will be accumulated and paid if and when the PRSUs vest, based on the actual number of PRSUs that vest. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Corporation. The Corporation shall not be required to segregate any cash or other property of the Corporation.

(b)	Termination of Employment. Participant shall forfeit any unvested Award, including any accrued dividend equivalents, upon termination of employment unless such termination (i) is due to a Qualified Termination of Employment, or (ii) if more than six months after the Grant Date, due to death, Retirement, Total and Permanent Disability, or the shutdown or divestiture of a business unit. A termination of employment shall not be deemed to have occurred while a Participant is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Corporation or an Affiliate under an applicable statute or by contract. For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Corporation or an Affiliate. If the period of leave exceeds six months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period. Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Participant to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment shall be deemed to have occurred. A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan. A Participant who is classified as an intermittent employee shall be deemed to have a termination of employment for purposes of the Plan. Notwithstanding anything in this Plan to the contrary, a termination of employment with respect to any Restricted Share Units that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall not be deemed to be a termination of employment for purposes of the Plan if it is anticipated that the level of bona fide services the Participant would perform after such date would continue at a rate equal to more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period (or the full period of services to the Corporation or an Affiliate if the Participant has been providing such services less than 36 months).

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(c)	Death, Retirement, or Total and Permanent Disability. In the event that more than six months after the Grant Date the Participant’s termination of employment is due to death or Total and Permanent Disability, it shall result in pro rata vesting in the number of PRSUs earned. This pro rata vesting shall be determined based on the Target Level of PRSUs (including any accrued dividend equivalents accumulated pursuant to Section 2(a)) (1) prorated for the number of full months of employment during the Restricted Period prior to the Participant’s termination of employment, multiplied by (2) the Performance Goal percentage as approved and authorized by the Committee at the end of the Restricted Period. Any fractional share of the Company resulting from such a prorated award shall be rounded to the nearest whole share and shall be paid within 70 days following the end of the Restricted Period. In the event that more than six months after the Grant Date the Participant’s termination of employment is due to Retirement it shall result in 100% vesting in the number of PRSUs earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee, and such Award shall be paid within 70 days following the end of the Restricted Period.

Notwithstanding this Section 2(c), if the Corporation receives an opinion of counsel that there has been a legal judgment and/or legal development in the Participant’s jurisdiction that would likely result in the favorable Retirement treatment that applies to the PRSUs under this Section 2(c) being deemed unlawful and/or discriminatory, then the Corporation will not apply the favorable Retirement treatment and PRSUs will be treated as they would under the rules that apply if the Participant’s employment with the Corporation or an Affiliate ends for any other reason, as applicable.

(d)	Shutdown or Divestiture. In the event that more than six months after the Grant Date the Participant’s termination of employment is due to the shutdown or divestiture of the Corporation’s or its Affiliate’s business it shall result in pro rata vesting in the number of PRSUs earned. This pro rata vesting shall be determined based on the Target Level of PRSUs (including any accrued dividend equivalents accumulated pursuant to Section 2(a)) (1) prorated for the number of full years of employment during the Restricted Period prior to the Participant’s termination of employment, multiplied by (2) the Performance Goal percentage as approved and authorized by the Committee at the end of the Restricted Period. Any fractional share of the Company resulting from such a prorated award shall be rounded to the nearest whole share and shall be paid within 70 days following the end of the Restricted Period.

(e)	Qualified Termination of Employment. In the event of a Qualified Termination of Employment all restrictions will lapse and the shares will become fully vested and the number of shares that shall be considered to vest shall be the greater of the Target Level or the number of shares which would have vested based on the attainment of the Performance Goal as of the end of the prior calendar year and shall be paid within 10 days following the last day of employment of the Participant with the Corporation. Notwithstanding anything in this Agreement to the contrary, the payment of an Award to a Key Employee who has separated from service due to a Qualified Termination of Employment shall be made at the earlier of the first day of the seventh month following the date of separation from service or the end of the Restricted Period. A Key Employee is any Participant who meets the definition of a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder.

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(f)	Payment of Awards. The payment of the Award, including any accrued dividend equivalents accumulated pursuant to Section 2(a), shall be made in shares of Common Stock. Except as may otherwise be provided in subparagraph 2(e), the payment of an Award shall be made within 70 days following the end of the Restricted Period.

(g)	Payment of Withholding Taxes. No shares of Common Stock, nor any cash payment, may be delivered under this Award, unless prior to or simultaneously with such issuance, the Participant or, in the event of his death, the person succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the delivery of such shares of Common Stock and any cash payment pursuant to this Award. The Corporation may, in its discretion, withhold payment of required withholding taxes with cash or shares of Common Stock which otherwise would be delivered following the date of vesting of the Award under this paragraph 2.

3.	Nontransferability. Neither the Award nor the Participant’s right to receive payment for vested Awards may be assigned or transferred except upon the death of the Participant (i) by will, (ii) by the laws of descent and distribution or (iii) for Participants residing in the U.S., pursuant to a designation by the Participant of a beneficiary or beneficiaries, provided that no such designation shall be effective unless filed with the Committee prior to the death of such Participant.

4.	Compliance with Law. No payment may be made under this Award, unless prior to the issuance thereof, the Corporation shall have received an opinion of counsel to the effect that this Award by the Corporation to the Participant will not constitute a violation of the Securities Act of 1933, as amended. As a condition of this Award, the Participant shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares received under this Award shall be for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The Award granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Award or the delivery of shares thereunder, such shares may not be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

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The Participant is solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses, or notices, which may be necessary for the Participant to hold the Award, or to receive any payment of cash or shares or to hold or sell the shares subject to the Award, if any. Neither the Corporation nor its Affiliates will be responsible for obtaining any such approvals, licenses or permits, or for making any such notices, nor will the Corporation or its Affiliates be liable for any fines or penalties the Participant may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

5.	No Right of Continued Employment. The granting of this Award does not confer upon the Participant any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Participant whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Participant under this Award.

6.	Discretion of the Corporation, Board of Directors and the Committee. Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Award shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.	Inalienability of Benefits and Interest. This Award and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Participant.

8.	Delaware Law to Govern. The Plan is governed by and subject to the laws of the United States of America. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this Award and any rights under the Plan shall be determined in accordance with the laws of the State of Delaware.

9.	Purchase of Common Stock. The Corporation and its Affiliates may, but shall not be required to, purchase shares of Common Stock of the Corporation for purposes of satisfying the requirements of this Award. The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock of the Corporation purchased for satisfying the requirements of this Award.

10.	Notices. Any notice to be given to the Corporation under this Award shall be addressed to the Corporation in care of its Director of Compensation located at the World Headquarters, and any notice to be given to the Participant under the terms of this Award may be addressed to him at his address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

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11.	Changes in Capitalization. In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares subject to this Award, and (b) such other provisions of this Award as may be necessary and equitable to carry out the foregoing purposes.

12.	Effect on Other Plans. All benefits under this Award shall constitute special compensation and shall not affect the level of benefits provided to or received by the Participant (or the Participant’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. This Award shall not be construed to affect in any way the Participant’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

13.	Discretionary Nature of Award. The grant of an Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Future grants, if any, will be at the sole discretion of the Corporation, including, but not limited to, the timing of any grant, the number of PRSUs and vesting provisions. The value of the Award is an extraordinary item of compensation outside the scope of the Participant’s employment contract, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.	Data Privacy. The Participant hereby authorizes their employer to furnish the Corporation (and any agent of the Corporation administering the Plan or providing Plan recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and administration of the Plan and the Participant waives any data privacy rights such Participant might otherwise have with respect to such information.

15.	Conflict with Plan. This Award is awarded pursuant to and subject to the Plan. This Agreement is intended to supplement and carry out the terms of the Plan. It is subject to all terms and provisions of the Plan and, in the event of a conflict, the Plan shall prevail.

16.	Successors. This Award shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

17.	Amendments. The Committee may at any time alter or amend this Award to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof).

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18.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

19.	For U.S. Participants Only. A U.S. Participant who has not previously signed a noncompete agreement has until the end of the one hundred twenty (120) day period beginning from the Grant Date of this Award to sign and return the Noncompete Agreement provided to such Participant. If the U.S. Participant does not sign and return the provided Noncompete Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

20.	Acceptance of Award Terms and Conditions. A Participant has until the end of the one hundred twenty (120) day period beginning from the Grant Date of this Award to accept this Award Agreement. If the Participant does not accept this Award Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

Acknowledgment of Conditions

I understand, acknowledge and agree to the following conditions with respect to the Award granted to me under the Plan:

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The Plan is established voluntarily by the Corporation, is discretionary in nature and may be modified, amended, suspended, cancelled or terminated at any time. The grant of an Award is a voluntary and occasional benefit and does not create any contractual or other right to receive an Award or benefits in lieu of an Award in the future, even if the Awards have been granted repeatedly in the past. Future grants, if any, will be at the sole discretion of the Corporation, including, but not limited to, the timing of any grant, the number of Awards, vesting provisions and the exercise price.

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My participation in the Plan is voluntary. Participation in the Plan will not create a right to further employment with my actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate my employment relationship at any time. Further, the Award and my participation in the Plan will not be interpreted to form an employment contract or relationship with the Corporation or any Affiliate.

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The Award and the shares of Common Stock subject to the Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Corporation or the Employer, and which are outside the scope of my employment contract, if any, and are not intended to replace any pension rights or compensation. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event shall be considered as compensation for, or relating in any way to, past services for the Corporation, the Employer or any Affiliate.

•	The future value of the underlying shares is unknown and cannot be predicted with certainty.

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No claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from termination of my employment by the Corporation or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Award, to which I am otherwise not entitled, I irrevocably agree never to institute any claim against the Corporation or the Employer, waive my ability, if any, to bring any such claim, and release the Corporation and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, I shall be deemed irrevocably to have agreed not to pursue such a claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims.

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In the event of termination of my employment (whether or not in breach of local labor laws and except as otherwise explicitly provided in the Award Agreement of the Plan), my right to receive PRSUs and vest in the Award under the Plan, if any, will terminate effective as of the date that I am no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when I am no longer actively employed for purposes of the Award.

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The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan, or my acquisition or sale of the underlying shares of Common Stock. Further, I have been advised to consult with my own advisors regarding participation in the Plan before taking any action related to the Plan.

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Regardless of any action the Corporation or the Employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related items related to my participation in the Plan and legally applicable to me (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and may exceed the amount actually withheld by the Corporation or the Employer. I further acknowledge that the Corporation and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant of the PRSUs, the vesting of PRSUs, the conversion of the PRSUs into shares or the receipt of an equivalent cash payment, the subsequent sale of any shares acquired at vesting and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the my liability for Tax-Related Items or achieve any particular tax result. Further, if I have become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, I acknowledge that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

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Prior to the relevant taxable or tax withholding event, as applicable, I shall pay or make adequate arrangements satisfactory to the Corporation and/or the Employer to satisfy or account for all Tax-Related Items. In this regard, I authorize the Corporation or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(1)	withholding from my wages or other cash compensation paid to me by the Corporation and/or the Employer; or

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(2)	withholding from proceeds of the sale of shares acquired upon vesting of the Award either through a voluntary sale or through a mandatory sale arranged by the Corporation (on my behalf, pursuant to this authorization); or

(3)	withholding in shares to be issued upon vesting of the Award.

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To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares, for tax purposes, I am deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of my participation in the Plan.

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I shall pay to the Corporation or to the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of my participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to deliver shares or the proceeds of the sale of shares to me if I fail to comply with my obligations in connection with the Tax-Related Items.

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I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Award Agreement by and among, as applicable, my Employer, the Corporation, and its Affiliates for the exclusive purpose of implementing, administering and managing my participation in the Plan.

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I understand that the Corporation and my Employer may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Corporation, details of all Awards or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”).

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I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country, or elsewhere, and that my country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares received upon vesting of the PRSUs may be deposited. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in

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writing my local human resources representative. I understand that refusal or withdrawal of consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

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The Plan and the Award are governed by and subject to U.S. law. Interpretation of the Plan and my rights under the Plan will be governed by provisions of U.S. law. For purposes of litigating any dispute that arises under this Award or Award Agreement, the parties submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the federal courts for the United States for the Northern District of Texas and no other courts.

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I understand that I am solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses or notices, which may be necessary for my Award, to acquire the shares or to hold or sell the shares subject to the PRSU award. Neither the Corporation nor its Affiliates will be responsible for obtaining such approvals, licenses or permits, or for making any such notices, nor will the Corporation or its Affiliates be liable for any fines or penalties I may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

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The provisions of this Award Agreement are severable and if one or more of the provisions of this Award Agreement shall be held invalid, illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nonetheless be binding and enforceable. To the extent that any provisions of this Award Agreement are held to be invalid or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.

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If I have received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

•

Notwithstanding any provisions in this Award Agreement, the Award shall be subject to any special terms and conditions set forth in Appendix A to this Award Agreement for my country. Moreover, if I relocate to one of the countries included in Appendix A, the special terms and conditions for such country will apply to me, to the extent the Corporation determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. Appendix A constitutes part of this Award Agreement.

•

The Corporation reserves the right to impose other requirements on my participation in the Plan, on the Award and on any shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

•

The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. I hereby consent to receive such documents by on-line delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third-party designated by the Corporation.

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Conclusion and Acceptance

I accept this grant via electronic signature by clicking the “Accept” icon and certify that I have read, understand and agree to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”), the provisions of the applicable Award Agreement and all other applicable documents (including any country-specific terms applicable to my grant). I hereby authorize my Employer to furnish the Corporation (and any agent administering the Plan or providing recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and enable administration of the Plan and I understand that such information shall be used only as long and to the extent necessary to administer my participation in the Plan. I agree that my participation in the Plan and the Awards granted to me under the Plan will be governed solely by provisions of U.S. law.

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KIMBERLY-CLARK CORPORATION

PERFORMANCE RESTRICTED STOCK UNIT

AWARD AGREEMENT

APPENDIX A

This Appendix A includes additional terms and conditions that govern the Award granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or the Award Agreement.

This Appendix A also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2010. Such laws are often complex and change frequently. As a result, the Corporation strongly recommends that the Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at vesting of the Award or the subsequent sale of the shares or receipt of any dividends or dividend equivalents.

In addition, the information is general in nature and may not apply to the Participant’s particular situation, and the Corporation is not in a position to assure the Participant of any particular result. Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to the Participant’s situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which the Participant is currently working, transferred or transfers employment after the Award is granted or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Participant.

ARGENTINA

Securities Law Information

Neither the PRSUs nor the shares of Common Stock subject to the PRSUs are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information

In the event that the Participant transfers proceeds in excess of US$2,000,000 from the sale of shares of Common Stock into Argentina in a single month, he or she will be required to place 30% of any proceeds in excess of US$2,000,000 in a non-interest bearing, dollar-denominated mandatory deposit account for a holding period of 365 days.

The Participant must comply with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the vesting of the PRSUs and the subsequent sale of any shares acquired at vesting.

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AUSTRALIA

Securities Law Notice

If the Participant acquires shares of the Corporation’s Common Stock pursuant to this Award and the Participant offers his or her shares of the Corporation’s Common Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Participant should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Award Payable Only in Shares

Awards granted to Participants in Australia shall be paid in shares of Common Stock only and do not provide any right for Participant to receive a cash payment.

Award Forfeited on Termination of Employment for Any Reason

Notwithstanding any provision in the Award Agreement, Participant shall forfeit any unvested Award, including any accrued dividend equivalents, upon any termination of employment including, but not limited to any termination that is due to a Qualified Termination of Employment, death, Retirement, Total and Permanent Disability, or the shutdown or divestiture of a business unit.

BAHRAIN

There are no country-specific provisions.

BELGIUM

Tax Reporting

The Participant is required to report any taxable income attributable to the Award on his or her annual tax return. In addition, the Participant is required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return.

BOLIVIA

There are no country-specific provisions.

BRAZIL

Compliance with Law

By accepting the Award, the Participant acknowledges that he or she agrees to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the vesting of the PRSUs, the conversion of the PRSUs into shares or the receipt of an equivalent cash payment, the receipt of any dividends, and the sale of shares of Common Stock acquired under the Plan.

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Exchange Control Information

If the Participant is resident or domiciled in Brazil, he or she will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include shares of Common Stock.

CANADA

Award Payable Only in Shares

Awards granted to Participants in Canada shall be paid in shares of the Corporation’s Common Stock only and do not provide any right for Participant to receive a cash payment.

Securities Law Notice

The Participant is permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed. The Corporation’s shares are currently listed on New York Stock Exchange.

The following provisions apply if the Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Authorization to Release and Transfer Necessary Personal Information

The Participant hereby authorizes the Corporation and the Corporation’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Corporation, any parent, subsidiary or Affiliate and the plan administrators to disclose and discuss the Plan with their advisors. The Participant further authorizes the Corporation and any parent, subsidiary or Affiliate to record such information and to keep such information in the Participant’s employee file.

CHILE

Securities Law Information

Neither the Corporation nor its shares of Common Stock are registered with the Chilean Registry of Securities or under the control of the Chilean Superintendence of Securities.

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Exchange Control Information

The Participant is not required to repatriate funds obtained from the sale of shares or the receipt of any dividends. However, if the Participant decides to repatriate such funds, the Participant must do so through the Formal Exchange Market if the amount of the funds exceeds US$10,000. In such case, the Participant must report the payment to a commercial bank or registered foreign exchange office receiving the funds.

If the Participant’s aggregate investments held outside of Chile exceeds US$5,000,000 (including the investments made under the Plan), the Participant must report the investments annually to the Central Bank. Annex 3.1 of Chapter XII of the Foreign Exchange Regulations must be used to file this report.

Please note that exchange control regulations in Chile are subject to change. The Participant should consult with his or her personal legal advisor regarding any exchange control obligations that the Participant may have prior to receiving proceeds from the sale of shares of Common Stock acquired under the Plan.

Annual Tax Reporting Obligation

The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (i) the taxes paid abroad, which they will use as a credit against Chilean income taxes, and (ii) the results of foreign investments. These annual reporting obligations must be complied with by submitting a sworn statement setting forth this information before March 15 of each year. The forms to be used to submit the sworn statement are Tax Form 1853 “Annual Sworn Statement Regarding Credits for Taxes Paid Abroad” and Tax Form 1851 “Annual Sworn Statement Regarding Investments Held Abroad.” If the Participant is not a Chilean citizen and has been a resident in Chile for less than three years, the Participant is exempt from the requirement to file Tax Form 1853. These statements must be submitted electronically through the CIRS website: www.sii.cl.

COLOMBIA

There are no country-specific provisions.

COSTA RICA

There are no country-specific provisions.

CZECH REPUBLIC

Exchange Control Information

The Czech National Bank may require the Participant to fulfill certain notification duties in relation to the acquisition of shares of Common Stock and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, the Participant should consult with his or her personal legal advisor prior to the vesting of the PRSUs and the sale of Common Stock to ensure compliance with current regulations. It is the Participant’s responsibility to comply with any applicable Czech exchange control laws.

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DENMARK

Danish Stock Option Act

By accepting this Award, the Participant acknowledges that he or she has received a Danish translation of an Employer Statement, which is being provided to comply with the Danish Stock Option Act.

Exchange Control Information

If the Participant establishes an account holding shares or an account holding cash outside Denmark, he or she must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (These obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Information

If the Participant holds shares of Common Stock acquired under the Plan in a brokerage account with a broker or bank outside Denmark, he or she is required to inform the Danish Tax Administration about the account. For this purpose, the Participant must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by the Participant and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, the Participant authorizes the Danish Tax Administration to examine the account.

In addition, if the Participant opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, he or she is also required to inform the Danish Tax Administration about this account. To do so, the Participant must file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by the Participant and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, the Participant authorizes the Danish Tax Administration to examine the account.

DOMINICAN REPUBLIC

There are no country-specific provisions.

ECUADOR

There are no country-specific provisions.

EL SALVADOR

There are no country-specific provisions.

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FRANCE

PRSUs Not Tax-Qualified

The Participant understands that this Award is not intended to be French tax-qualified.

Consent to Receive Information in English

By accepting the Award Agreement providing for the terms and conditions of the Participant’s option grant, the Participant confirms having read and understood the documents relating to this grant (the Plan and this Award Agreement) which were provided in English language. The Participant accepts the terms of those documents accordingly.

En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution d’options, le participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et ce Contrat d’Attribution) qui ont été communiqués en langue anglaise. Le participant accepte les termes en connaissance de cause.

GERMANY

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares of Common Stock acquired under the Plan, the bank will make the report for the Participant. In addition, the Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

GUATEMALA

Language Waiver

By participating in the Plan, the Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the Plan, the Award Agreement and this Appendix A.

HONDURAS

There are no country-specific provisions.

HONG KONG

Securities Warning

The offer of this Award and the shares of Common Stock subject to this Award do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Corporation or its Affiliates participating in the Plan. The Participant should be aware that the contents of this Award Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by

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any regulatory authority in Hong Kong. This Award is intended only for the personal use of each Participant and may not be distributed to any other person. The Participant is advised to exercise caution in relation to the offer. If the Participant is in any doubt about any of the contents of the Agreement, including this Appendix A, or the Plan, the Participant should obtain independent professional advice.

Award Payable Only in Shares

Awards granted to Participants in Hong Kong shall be paid in shares of Common Stock only and do not provide any right for the Participant to receive a cash payment.

Sale of Shares

In the event the Award vests within six months of the Grant Date, the Participant agrees that he or she will not dispose of the shares acquired prior to the six-month anniversary of the Grant Date.

Occupational Retirement Schemes Ordinance Alert

The Corporation specifically intends that neither the Award nor the Plan will be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

INDIA

Awards Payable in Cash Only

Awards granted to Participants in India shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

Exchange Control Documentation

The Participant understands that he or she must repatriate the cash payment acquired under the Plan to India and convert the proceeds into local currency within 90 days of receipt. The Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Participant should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Employer or the Corporation requests proof of repatriation.

INDONESIA

Exchange Control Information

If the Participant remits funds into Indonesia, the Indonesian bank through which the transaction is made will submit a report on the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, the Participant must complete a “Transfer Report Form.” The Transfer Report Form will be provided to the Participant by the bank through which the transaction is to be made.

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ISRAEL

Securities Law Notification

The offer of this Award does not constitute a public offering under the Securities Law, 1968.

Immediate Sale Requirement

The Participant understands and agrees that, due to tax considerations in Israel, upon vesting of the Award, the shares of Common Stock acquired at vesting of the Award will be sold immediately. The Participant further agrees that the Corporation is authorized to instruct its designated broker to assist with any mandatory sale of such shares (on the Participant’s behalf pursuant to this authorization) and expressly authorizes the Corporation’s designated broker to complete the sale of such shares. Upon any such sale of shares, the sale proceeds, less any Tax-Related Items and broker’s fees or commissions, will be remitted to the Participant in accordance with any applicable exchange control laws and regulations.

ITALY

Data Privacy Notice and Consent.

This provision replaces in its entirety the data privacy section in the Award Agreement:

The Participant understands that the Employer, the Corporation and any Affiliate hold certain personal information about him or her, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Corporation or any Affiliate, details of all Awards, or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”). The Participant is aware that providing the Corporation with Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Corporation to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.

The Controller of personal data processing is Kimberly-Clark Corporation with registered offices at 351 Phelps Drive, Irving, Texas 75038, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Kimberly-Clark s.r.l. at Via Della Rocca, 49, Torino, Italy.

The Participant understands that Data may be transferred to the Corporation or any of its Affiliates, or to any third parties assisting in the implementation, management and administration of the Plan including any transfer required to a broker or other third party with whom shares acquired pursuant to the vesting of the Award or cash from the sale of such shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain, and transfer such Data may be located in Italy or elsewhere, including outside the European Union, and that recipients’ country (e.g., the United States) may have different data privacy laws and protections than Italy.

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The processing activity, including transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan. The Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The Participant understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, the Participant is aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Participant’s local human resources representative.

Plan Document Acknowledgment

In accepting the grant of this Award, the Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A.

The Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 2(6) on Payment of Withholding Taxes; Section 5 on No Right of Continued Employment; Section 8 on Delaware Law to Govern; the section on Acknowledgment of Conditions; and the Data Privacy Notice and Consent section included in this Appendix A.

Exchange Control Information

The Participant is required to report in his or her annual tax return: (a) any transfers of cash or shares of Common Stock to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; and (b) any foreign investments or investments (including proceeds from the sale of shares of Common Stock acquired under the Plan) held outside of Italy exceeding €10,000 or the equivalent amount in U.S. dollars, if the investment may give rise to income in Italy. The Participant is exempt from the formalities in (a) if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on the Participant’s behalf.

JAPAN

There are no country-specific provisions.

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KOREA

Exchange Control Information

If the Participant receives US$500,000 or more from the sale of shares of Common Stock, Korean exchange control laws require the Participant to repatriate the proceeds to Korea within 18 months of the sale.

MALAYSIA

Insider Trading Notification

The Participant should be aware of the Malaysian insider trading rules, which may impact the Participant’s acquisition or disposal of shares acquired under the Plan. Under Malaysian insider trading rules, the Participant is prohibited from acquiring or selling shares or rights to shares (e.g., an Award) when in possession of information that is not generally available and that the Participant knows or should know will have a material effect on the price of shares once such information is generally available.

Director Notification Obligation

If the Participant is a director of the Corporation’s Malaysian Affiliate, the Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Affiliate in writing when the Participant receives or disposes of an interest (e.g., an Award or shares) in the Corporation or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Corporation or any related company.

MEXICO

Modification

By accepting the Award, the Participant understands and agrees that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.

Acknowledgement of the Grant

In accepting the Award, the Participant acknowledges that the Participant has received a copy of the Plan and the Award Agreement, including this Appendix A, has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A. The Participant further acknowledges that the Participant has read and specifically and expressly approves the Acknowledgement of Conditions section of the Award Agreement, in which the following is clearly described and established:

(1)	The Participant’s participation in the Plan does not constitute an acquired right.

(2)	The Plan and the Participant’s participation in the Plan are offered by the Corporation on a wholly discretionary basis.

(3)	The Participant’s participation in the Plan is voluntary.

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(4)	Neither the Corporation nor any Affiliates are responsible for any decrease in the value of the Award granted and/or shares of Common Stock issued under the Plan.

Labor Acknowledgment and Policy Statement

In accepting the grant of this Award, the Participant expressly recognizes that Kimberly-Clark Corporation, with registered offices at 351 Phelps Drive, Irving, Texas 75038, U.S.A., is solely responsible for the administration of the Plan and that the Participant’s participation in the Plan and acquisition of shares of Common Stock do not constitute an employment relationship between the Participant and the Corporation since the Participant is participating in the Plan on a wholly commercial basis and his or her sole Employer is Kimberly-Clark de Mexico, S.A. de C.V. (“KCC-Mexico”). Based on the foregoing, the Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the Participant and the Employer, KCC-Mexico and do not form part of the employment conditions and/or benefits provided by KCC-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.

The Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Corporation; therefore, Kimberly-Clark Corporation reserves the absolute right to amend and/or discontinue the Participant’s participation at any time without any liability to the Participant.

Finally, the Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Kimberly-Clark Corporation for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Participant therefore grants a full and broad release to the Corporation, its Affiliates, branches, representation offices, its shareholders, officers, agents, or legal representatives with respect to any claim that may arise.

Spanish Translation

Modificación

Al aceptar el Premio, el Participante entiende y acuerda que cualquier modificación al Plan o al Acuerdo o su terminación, no cambiará o disminuirá los términos y condiciones de empleo.

Reconocimiento del Otorgamiento

Al aceptar el Premio, el Participante está de acuerdo en haber recibido una copia del Plan, del Acuerdo incluyendo el presente Anexo “A” y ha revisado el Plan y el Acuerdo, incluyendo este Anexo “A” en su totalidad y comprende y acepta todas las disposiciones previstas en el Plan, en el Acuerdo, incluyendo el presente Anexo “A”. Asimismo, el Participante reconoce que ha leído y manifiesta su específica y expresa conformidad con los términos y condiciones establecidos del Acuerdo, en el cual claramente se describe y establece lo siguiente:

(1)	La participación del Participante en el Plan no constituye un derecho adquirido.

(2)	El Plan y la participación del Participante en el Plan se ofrecen por la Compañía de forma completamente discrecional.

(3)	La participación del Participante en el Plan es voluntaria.

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(4)	Ni la Compañía ni sus Afiliadas son responsables por la reducción del valor del Premio y/o Acciones Ordinarias emitidas bajo el Plan.

Reconocimiento de la Legislación Laboral y Declaración de la Política

Al aceptar el otorgamiento de este Premio, el Participante expresamente reconoce que Kimberly-Clark Corporation con oficinas registradas en 351 Phelps Drive, Irving, Texas 75038, U.S.A., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Participante y Kimberly-Clark Corporation, ya que el Participante participa en el Plan en un marco totalmente comercial y su único Patrón lo es Kimberly-Clark de Mexico, S.A. de C.V., con domicilio en Kimberly-Clark de Mexico, S.A. de C.V. Mexico. Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Participante y el Patrón, Kimberly-Clark de Mexico, S.A. de C.V. y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Kimberly-Clark de Mexico, S.A. de C.V. y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Participante.

Asimismo, el Participante reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Kimberly-Clark Corporation por lo tanto, Kimberly-Clark Corporation se reserva el absoluto derecho de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna frente el Participante.

Finalmente, el Participante por este medio declara que no se reserva derecho o acción alguna que ejercitar en contra de Kimberly-Clark Corporation por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Participante otorga el más amplio finiquito que en derecho proceda a Kimberly-Clark Corporation , sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NETHERLANDS

Consent to Comply with Dutch Securities Law

The Participant has been granted Awards under the Plan, pursuant to which the Participant may acquire shares. Participants who are residents of the Netherlands should be aware of the Dutch insider trading rules, which may impact the sale of such shares. In particular, the Participant may be prohibited from effecting certain share transactions if the Participant has insider information regarding the Corporation.

Below is a discussion of the applicable restrictions. The Participant is advised to read the discussion carefully to determine whether the insider rules apply to the Participant. If it is uncertain whether the insider rules apply, the Corporation recommends that the Participant consult with his or her personal legal advisor. Please note that the Corporation cannot be held liable if the Participant violates the Dutch insider rules. The Participant is responsible for ensuring compliance with these rules.

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By entering into the Award Agreement and participating in the Plan, the Participant acknowledges having read and understood the notification below and acknowledges that it is his or her own responsibility to comply with the Dutch insider trading rules, as discussed herein.

Prohibition Against Insider Trading

Dutch securities laws prohibit insider trading. Under Article 46 of the Act on the Supervision of the Securities Trade 1995, anyone who has “inside information” related to the Corporation is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the share price, regardless of the actual effect on the price. The insider could be any employee of the Corporation or its Dutch Affiliate who has inside information as described above.

Given the broad scope of the definition of inside information, certain employees of the Corporation working at its Dutch Affiliate may have inside information and thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when he or she had such inside information.

NEW ZEALAND

There are no country-specific provisions.

NICARAGUA

There are no country-specific provisions.

PANAMA

Securities Law Information

Neither this Award nor any shares of Common Stock that the Participant may acquire at vesting of this Award constitute a public offering of securities, as they are available only to eligible employees of the Corporation and its Affiliates.

PARAGUAY

There are no country-specific provisions.

PERU

There are no country-specific provisions.

PHILIPPINES

Awards Payable in Cash Only

Awards granted to Participants in the Philippines shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

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POLAND

There are no country-specific provisions.

PORTUGAL

Exchange Control Information

If the Participant receives shares of Common Stock upon vesting of the Award, the acquisition of the shares should be reported to the Banco de Portugal for statistical purposes. If the shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Participant’s behalf. If the shares are not deposited with a commercial bank or financial intermediary in Portugal, the Participant is responsible for submitting the report to the Banco de Portugal.

PUERTO RICO

There are no country-specific provisions.

RUSSIA

U.S. Transaction

The Participant understands that this Award shall be valid and this Award Agreement shall be concluded and become effective only when the Participant’s acceptance of the Award Agreement is received by the Corporation in the United States. Upon vesting of this Award, any shares of Common Stock to be issued to the Participant shall be delivered to the Participant through a bank or brokerage account in the United States.

Securities Law Notice

This Award Agreement, the Plan and all other materials the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of shares of Common Stock under the Plan has not and will not be registered in Russia and hence the shares described in any Plan-related documents may not be offered or placed in public circulation in Russia.

Please note that, under the Russian law, the Participant is not permitted to sell the Corporation’s shares directly to other Russian individuals and the Participant is not permitted to bring share certificates into Russia. All shares issued upon vesting of the Award will be maintained on the Participant’s behalf in the United States.

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SINGAPORE

Securities Law Information

The Award is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant should note that the Award is subject to section 257 of the SFA and the Participant will not be able to make (i) any subsequent sale of the shares of Common Stock in Singapore or (ii) any offer of such subsequent sale of the shares of Common Stock subject to the Award in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation

If the Participant is a director, associate director or shadow director of the Corporation’s Singapore Affiliate, the Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Corporation’s Singapore Affiliate in writing when the Participant receives an interest (e.g., an Award or shares) in the Corporation or any Affiliate. In addition, the Participant must notify the Corporation’s Singapore Affiliate when he or she sells shares of the Corporation or of any Affiliate (including when the Participant sells shares issued upon vesting and settlement of the Award). These notifications must be made within two days of acquiring or disposing of any interest in the Corporation or any Affiliate. In addition, a notification of the Participant’s interests in the Corporation or any Affiliate must be made within two days of becoming a director.

SOUTH AFRICA

Exchange Control Information

To participate in the Plan, the Participant must comply with exchange control regulations and rulings (the “Exchange Control Regulations”) in South Africa. Currently, the Exchange Control Department of the South African Reserve Bank (“Exchange Control”) requires that approval be sought for the purchase of securities by South African residents pursuant to foreign share incentive schemes, such as the acquisition of shares of Common Stock under the Plan. The Corporation is in the process of obtaining such approval.

Because the Exchange Control Regulations change frequently and without notice, the Participant understands that he or she should consult a legal advisor prior to the acquisition or sale of shares under the Plan to ensure compliance with current regulations. The Participant understands that it is his or her responsibility to comply with South African exchange control laws, and neither the Corporation nor the Employer will be liable for any fines or penalties resulting from failure to comply with applicable laws.

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Tax Acknowledgment

By accepting the Award, the Participant agrees to notify the Employer of the amount of any gain realized upon vesting of the Award. If the Participant fails to advise the Employer of the gain realized upon vesting, the Participant may be liable for a fine. The Participant will be responsible for paying any difference between the actual tax liability and the amount withheld.

SPAIN

Termination of Employment

For purposes of this Award, a termination of employment includes a termination that is deemed an “unfair dismissal” or a “constructive dismissal.”

Labor Law Acknowledgment

By accepting the Award, the Participant acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

The Participant understands that the Corporation has unilaterally, gratuitously and discretionally decided to grant Awards under the Plan to individuals who may be employees of the Corporation or its Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Corporation or any of its Affiliates on an ongoing basis. Consequently, the Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Corporation or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, the Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of the Award and the underlying shares is unknown and unpredictable. In addition, the Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Participant understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the Award shall be null and void.

Further, the Participant understands that the Award is a conditional right. Participant shall forfeit any unvested Award upon termination of employment unless such termination is (i) due to a Qualified Termination of Employment, or (ii) if more than six months after the Grant Date, due to death, Retirement, Total and Permanent Disability, or the shutdown or divestiture of a business unit. The terms of this paragraph apply even if the Participant is considered to be unfairly dismissed without good cause.

SWITZERLAND

Securities Law Notification

The Awards offered by the Corporation are considered a private offering in Switzerland; therefore, such offer is not subject to registration in Switzerland.

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TAIWAN

Exchange Control Information

The Participant may acquire and remit foreign currency (including proceeds from the sale of shares of Common Stock) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD500,000 or more in a single transaction, the Participant must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank.

If the transaction amount is US$500,000 or more, the Participant may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Participant should consult his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

THAILAND

Exchange Control Information

When any shares of Common Stock received at vesting are sold or an equivalent cash payment at vesting is received, the Participant must repatriate all cash proceeds to Thailand and then convert such proceeds to Thai Baht within 360 days of repatriation. If the amount of the Participant’s proceeds is US$20,000 or more, the Participant must specifically report the inward remittance to the Bank of Thailand on a foreign exchange transaction form. If the Participant fails to comply with these obligations, then the Participant may be subject to penalties assessed by the Bank of Thailand.

The Participant should consult his or her personal advisor prior to taking any action with respect to remittance of cash proceeds into Thailand. The Participant is responsible for ensuring compliance with all exchange control laws in Thailand.

TRINIDAD & TOBAGO

There are no country-specific provisions.

TURKEY

There are no country-specific provisions.

UKRAINE

Awards Payable in Cash Only

Awards granted to Participants in Ukraine shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

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UNITED KINGDOM

Tax Acknowledgment

The following information supplements the information regarding Tax-Related Items in the Acknowledgment of Conditions section of the Award Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs official rate; it will be immediately due and repayable. Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of this provision will not apply to the Participant. In the event that the Participant is an officer or director, as defined above, and Tax-Related Items are not collected from or paid by the Participant by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant acknowledges the Corporation or the Employer may recover it at any time thereafter by any of the means referred to in the Award Agreement. The Participant authorizes the Corporation to withhold the transfer of any shares unless and until the loan is repaid in full.

URUGUAY

There are no country-specific provisions.

VENEZUELA

Exchange Control Information

The Participant should consult his or her personal advisor prior to repatriating the proceeds of the sale of shares of Common Stock to ensure compliance with the applicable exchange control regulations in Venezuela, as such regulations are subject to frequent change. The Participant is responsible for ensuring compliance with all exchange control laws in Venezuela.

VIETNAM

Awards Payable in Cash Only

Awards granted to Participants in Vietnam shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

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KIMBERLY-CLARK CORPORATION

TIME-VESTED RESTRICTED STOCK UNIT

AWARD AGREEMENT

This Award, granted on                     ,             , by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the “Corporation”), to                      (the “Participant) is subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and this Award Agreement, including any country-specific terms and conditions contained in Appendix A to this Award Agreement.

W I T N E S S E T H:

WHEREAS, the Corporation has adopted the Plan to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or the Affiliate’s long-term success;

NOW, THEREFORE, it is agreed as follows:

1.	Number of Share Units Granted. The Corporation hereby grants to the Participant the right to receive all or any part of Time-Vested Restricted Stock Units (“RSUs”) of the $1.25 par value Common Stock of the Corporation, subject to the terms, conditions and restrictions set forth herein and in the Plan.

2.	Transferability Restrictions.

(a)	Restricted Period. During the Restricted Period, the Participant may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award. The RSUs, including any accrued dividend equivalents, shall be subject to forfeiture until the Participant becomes vested in such Awards on the date that was approved on the Grant Date and as reflected on the Merrill Lynch Benefits OnLine site, or any successor system, via the Grant Summary screen as the Future Lapsing table.

The Restricted Period shall begin on the date of the granting of this Award, and shall end upon the vesting of the Award according to the schedule set forth above. Holders of Awards shall have none of the rights of a shareholder with respect to such shares including, but not limited to, any right to receive dividends in cash or other property or other distribution or rights in respect of such shares except as otherwise provided in this Agreement, nor to vote such shares as the record owner thereof.

During each year in the Restricted Period, the Participant will not be paid dividend equivalents on the unvested RSUs but the Participant will receive a credit equal to dividends declared on the Corporation’s Common Stock which will be reinvested in additional RSUs at the then fair market value of the Corporation’s Common Stock on the date dividends are paid, and the additional

RSUs will be accumulated and paid if and when the RSUs vest, based on the actual number of RSUs that vest. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Corporation. The Corporation shall not be required to segregate any cash or other property of the Corporation.

(b)	Termination of Employment. Participant shall forfeit any unvested Award, including any accrued dividend equivalents, upon termination of employment unless such termination is (i) due to a Qualified Termination of Employment, or (ii) due to death, Total and Permanent Disability, or the shutdown or divestiture of a business unit. An authorized leave of absence shall not be deemed to be a termination of employment if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Corporation or an Affiliate under an applicable statute or by contract. For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Corporation or an Affiliate. If the period of leave exceeds six months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period. Notwithstanding the foregoing, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Participant to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment shall be deemed to have occurred. A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment if the level of bona fide services the Participant would perform after such date would permanently decrease to no more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period (or the full period of services to the Corporation or an Affiliate if the Participant has been providing such services less than 36 months). A Participant who is classified as an intermittent employee shall be deemed to have a termination of employment for purposes of the Plan if the level of bona fide services the Participant would perform after such date would permanently decrease to less than 50 percent of the average level of bona fide services performed over the immediately preceding 36-month period (or the full period of services to the Corporation or an Affiliate if the Participant has been providing such services less than 36 months).

(c)	Death or Total and Permanent Disability. If the Participant’s termination of employment is due to death or Total and Permanent Disability, it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be prorated for the number of full months of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid 90 days following the Participant’s termination of employment.

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(d)	Shutdown or Divestiture. In the event that after the Grant Date the Participant’s termination of employment is due to the shutdown or divestiture of the Corporation’s or its Affiliate’s business, it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be determined at the end of the Restricted Period, prorated for the number of full years of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the end of the Restricted Period.

(e)	Qualified Termination of Employment. In the event of a Qualified Termination of Employment all restrictions will lapse and the shares will become fully vested and shall be paid within 10 days following the last day of employment of the Participant with the Corporation or an Affiliate.

(f)	Payment of Awards. The payment of the Award shall be made in shares of Common Stock. The payment of an Award shall be made within 90 days following the end of the Restricted Period.

(g)	Payment of Withholding Taxes. No shares of Common Stock, nor any cash payment, may be delivered under this Award, unless prior to or simultaneously with such issuance, the Participant or, in the event of his death, the person succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the delivery of such shares of Common Stock and any cash payment pursuant to this Award. The Corporation may, in its discretion, withhold payment of required withholding taxes with cash or shares of Common Stock which otherwise would be delivered following the date of vesting of the Award under this paragraph 2.

3.	Nontransferability. Neither the Award nor the Participant’s right to receive payment for vested Awards may be assigned or transferred except upon the death of the Participant (i) by will, (ii) by the laws of descent and distribution or (iii) for Participants residing in the U.S. pursuant to a designation by the Participant of a beneficiary or beneficiaries, provided that no such designation shall be effective unless filed with the Committee prior to the death of such Participant.

4.	Compliance with Law. No payment may be made under this Award, unless prior to the issuance thereof, the Corporation shall have received an opinion of counsel to the effect that this Award by the Corporation to the Participant will not constitute a violation of the Securities Act of 1933, as amended. As a condition of this Award, the Participant shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares received under this Award shall be for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

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The Award granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Award or the delivery of shares thereunder, such shares may not be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

The Participant is solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses, or notices, which may be necessary for the Participant to hold the Award, or to receive any payment of cash or shares or to hold or sell the shares subject to the Award, if any. Neither the Corporation nor its Affiliates will be responsible for obtaining any such approvals, licenses or permits, or for making any such notices, nor will the Corporation or its Affiliates be liable for any fines or penalties the Participant may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

5.	No Right of Continued Employment. The granting of this Award does not confer upon the Participant any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Participant whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Participant under this Award.

6.	Discretion of the Corporation, Board of Directors and the Committee. Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Award shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.	Inalienability of Benefits and Interest. This Award and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Participant.

8.	Delaware Law to Govern. The Plan is governed by and subject to the laws of the United States of America. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this Award and any rights under the Plan shall be determined in accordance with the laws of the State of Delaware.

9.	Purchase of Common Stock. The Corporation and its Affiliates may, but shall not be required to, purchase shares of Common Stock of the Corporation for purposes of satisfying the requirements of this Award. The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock of the Corporation purchased for satisfying the requirements of this Award.

10.

Notices. Any notice to be given to the Corporation under this Award shall be addressed to the Corporation in care of its Director of Compensation located at the World Headquarters, and any notice to be given to the Participant under the terms of this Award may be addressed to him at his address as it appears on the Corporation’s

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records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government or by a foreign government.

11.	Changes in Capitalization. In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares subject to this Award, and (b) such other provisions of this Award as may be necessary and equitable to carry out the foregoing purposes.

12.	Effect on Other Plans. All benefits under this Award shall constitute special compensation and shall not affect the level of benefits provided to or received by the Participant (or the Participant’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. This Award shall not be construed to affect in any way the Participant’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

13.	Discretionary Nature of Award. The grant of an Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Future grants, if any, will be at the sole discretion of the Corporation, including, but not limited to, the timing of any grant, the number of RSUs and vesting provisions. The value of the Award is an extraordinary item of compensation outside the scope of the Participant’s employment contract, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.	Data Privacy. The Participant hereby authorizes their employer to furnish the Corporation (and any agent of the Corporation administering the Plan or providing Plan recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and administration of the Plan and the Participant waives any data privacy rights such Participant might otherwise have with respect to such information.

15.	Conflict with Plan. This Award is awarded pursuant to and subject to the Plan. This Agreement is intended to supplement and carry out the terms of the Plan. It is subject to all terms and provisions of the Plan and, in the event of a conflict, the Plan shall prevail.

16.	Successors. This Award shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

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17.	Amendments. The Committee may at any time alter or amend this Award to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof).

18.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

19.	For U.S. Participants Only. A U.S. Participant who has not previously signed a noncompete agreement has until the end of the one hundred twenty (120) day period beginning from the Grant Date of this Award to sign and return the Noncompete Agreement provided to such Participant. If the U.S. Participant does not sign and return the provided Noncompete Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

20.	Acceptance of Award Terms and Conditions. A Participant has until the end of the one hundred twenty (120) day period beginning from the Grant Date of this Award to accept this Award Agreement. If the Participant does not accept this Award Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

Acknowledgment of Conditions

I understand, acknowledge and agree to the following conditions with respect to the Award granted to me under the Plan:

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The Plan is established voluntarily by the Corporation, is discretionary in nature and may be modified, amended, suspended, cancelled or terminated at any time. The grant of an Award is a voluntary and occasional benefit and does not create any contractual or other right to receive an Award or benefits in lieu of an Award in the future, even if the Awards have been granted repeatedly in the past. Future grants, if any, will be at the sole discretion of the Corporation, including, but not limited to, the timing of any grant, the number of Awards, vesting provisions and the exercise price.

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My participation in the Plan is voluntary. Participation in the Plan will not create a right to further employment with my actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate my employment relationship at any time. Further, the Award and my participation in the Plan will not be interpreted to form an employment contract or relationship with the Corporation or any Affiliate.

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The Award and the shares of Common Stock subject to the Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Corporation or the Employer, and which are outside the scope of my employment contract, if any, and are not intended to replace any pension rights or compensation. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event shall be considered as compensation for, or relating in any way to, past services for the Corporation, the Employer or any Affiliate.

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•	The future value of the underlying shares is unknown and cannot be predicted with certainty.

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No claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from termination of my employment by the Corporation or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Award, to which I am otherwise not entitled, I irrevocably agree never to institute any claim against the Corporation or the Employer, waive my ability, if any, to bring any such claim, and release the Corporation and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, I shall be deemed irrevocably to have agreed not to pursue such a claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims.

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In the event of termination of my employment (whether or not in breach of local labor laws and except as otherwise explicitly provided in the Award Agreement of the Plan), my right to receive RSUs and vest in the Award under the Plan, if any, will terminate effective as of the date that I am no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when I am no longer actively employed for purposes of the Award.

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The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan, or my acquisition or sale of the underlying shares of Common Stock. Further, I have been advised to consult with my own advisors regarding participation in the Plan before taking any action related to the Plan.

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Regardless of any action the Corporation or the Employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related items related to my participation in the Plan and legally applicable to me (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and may exceed the amount actually withheld by the Corporation or the Employer. I further acknowledge that the Corporation and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant of the RSUs, the vesting of RSUs, the conversion of the RSUs into shares or the receipt of an equivalent cash payment, the subsequent sale of any shares acquired at vesting and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the my liability for Tax-Related Items or achieve any particular tax result. Further, if I have become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, I acknowledge that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

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Prior to the relevant taxable or tax withholding event, as applicable, I shall pay or make adequate arrangements satisfactory to the Corporation and/or the Employer to satisfy or account for all Tax-Related Items. In this regard, I authorize the Corporation or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(1)	withholding from my wages or other cash compensation paid to me by the Corporation and/or the Employer; or

(2)	withholding from proceeds of the sale of shares acquired upon vesting of the Award either through a voluntary sale or through a mandatory sale arranged by the Corporation (on my behalf, pursuant to this authorization); or

(3)	withholding in shares to be issued upon vesting of the Award.

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To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares, for tax purposes, I am deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of my participation in the Plan.

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I shall pay to the Corporation or to the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of my participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to deliver shares or the proceeds of the sale of shares to me if I fail to comply with my obligations in connection with the Tax-Related Items.

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I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Award Agreement by and among, as applicable, my Employer, the Corporation, and its Affiliates for the exclusive purpose of implementing, administering and managing my participation in the Plan.

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I understand that the Corporation and my Employer may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Corporation, details of all Awards or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”).

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I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country, or elsewhere, and that my country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares received upon vesting of the RSUs may be deposited. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan.

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I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand that refusal or withdrawal of consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

•

The Plan and the Award are governed by and subject to U.S. law. Interpretation of the Plan and my rights under the Plan will be governed by provisions of U.S. law. For purposes of litigating any dispute that arises under this Award or Award Agreement, the parties submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the federal courts for the United States for the Northern District of Texas and no other courts.

•

I understand that I am solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses or notices, which may be necessary for my Award, to acquire the shares or to hold or sell the shares subject to the RSU award. Neither the Corporation nor its Affiliates will be responsible for obtaining such approvals, licenses or permits, or for making any such notices, nor will the Corporation or its Affiliates be liable for any fines or penalties I may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

•

The provisions of this Award Agreement are severable and if one or more of the provisions of this Award Agreement shall be held invalid, illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nonetheless be binding and enforceable. To the extent that any provisions of this Award Agreement are held to be invalid or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.

•

If I have received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

•

Notwithstanding any provisions in this Award Agreement, the Award shall be subject to any special terms and conditions set forth in Appendix A to this Award Agreement for my country. Moreover, if I relocate to one of the countries included in Appendix A, the special terms and conditions for such country will apply to me, to the extent the Corporation determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. Appendix A constitutes part of this Award Agreement.

•

The Corporation reserves the right to impose other requirements on my participation in the Plan, on the Award and on any shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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•

The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. I hereby consent to receive such documents by on-line delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third-party designated by the Corporation.

Conclusion and Acceptance

I accept this grant via electronic signature by clicking the “Accept” icon and certify that I have read, understand and agree to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”), the provisions of the applicable Award Agreement and all other applicable documents (including any country-specific terms applicable to my grant). I hereby authorize my Employer to furnish the Corporation (and any agent administering the Plan or providing recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and enable administration of the Plan and I understand that such information shall be used only as long and to the extent necessary to administer my participation in the Plan. I agree that my participation in the Plan and the Awards granted to me under the Plan will be governed solely by provisions of U.S. law.

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KIMBERLY-CLARK CORPORATION

TIME-VESTED RESTRICTED STOCK UNIT

AWARD AGREEMENT

APPENDIX A

This Appendix A includes additional terms and conditions that govern the Award granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or the Award Agreement.

This Appendix A also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2010. Such laws are often complex and change frequently. As a result, the Corporation strongly recommends that the Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at vesting of the Award or the subsequent sale of the shares or receipt of any dividends or dividend equivalents.

In addition, the information is general in nature and may not apply to the Participant’s particular situation, and the Corporation is not in a position to assure the Participant of any particular result. Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to the Participant’s situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which the Participant is currently working, transferred or transfers employment after the Award is granted or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Participant.

ARGENTINA

Securities Law Information

Neither the RSUs nor the shares of Common Stock subject to the RSUs are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information

In the event that the Participant transfers proceeds in excess of US$2,000,000 from the sale of shares of Common Stock into Argentina in a single month, he or she will be required to place 30% of any proceeds in excess of US$2,000,000 in a non-interest bearing, dollar-denominated mandatory deposit account for a holding period of 365 days.

The Participant must comply with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the vesting of the RSUs and the subsequent sale of any shares acquired at vesting.

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AUSTRALIA

Securities Law Notice

If the Participant acquires shares of the Corporation’s Common Stock pursuant to this Award and the Participant offers his or her shares of the Corporation’s Common Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Participant should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Award Payable Only in Shares

Awards granted to Participants in Australia shall be paid in shares of Common Stock only and do not provide any right for the Participant to receive a cash payment.

BAHRAIN

There are no country-specific provisions.

BELGIUM

Tax Reporting

The Participant is required to report any taxable income attributable to the Award on his or her annual tax return. In addition, the Participant is required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return.

BOLIVIA

There are no country-specific provisions.

BRAZIL

Compliance with Law

By accepting the Award, the Participant acknowledges that he or she agrees to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the vesting of the RSUs, the conversion of the RSUs into shares or the receipt of an equivalent cash payment, the receipt of any dividends, and the sale of shares of Common Stock acquired under the Plan.

Exchange Control Information

If the Participant is resident or domiciled in Brazil, he or she will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include shares of Common Stock.

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CANADA

Award Payable Only in Shares

Awards granted to Participants in Canada shall be paid in shares of the Corporation’s Common Stock only and do not provide any right for Participant to receive a cash payment.

Securities Law Notice

The Participant is permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed. The Corporation’s shares are currently listed on New York Stock Exchange.

The following provisions apply if the Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Authorization to Release and Transfer Necessary Personal Information

The Participant hereby authorizes the Corporation and the Corporation’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Corporation, any parent, subsidiary or Affiliate and the plan administrators to disclose and discuss the Plan with their advisors. The Participant further authorizes the Corporation and any parent, subsidiary or Affiliate to record such information and to keep such information in the Participant’s employee file.

CHILE

Securities Law Information

Neither the Corporation nor its shares of Common Stock are registered with the Chilean Registry of Securities or under the control of the Chilean Superintendence of Securities.

Exchange Control Information

The Participant is not required to repatriate funds obtained from the sale of shares or the receipt of any dividends. However, if the Participant decides to repatriate such funds, the Participant must do so through the Formal Exchange Market if the amount of the funds exceeds US$10,000. In such case, the Participant must report the payment to a commercial bank or registered foreign exchange office receiving the funds.

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If the Participant’s aggregate investments held outside of Chile exceeds US$5,000,000 (including the investments made under the Plan), the Participant must report the investments annually to the Central Bank. Annex 3.1 of Chapter XII of the Foreign Exchange Regulations must be used to file this report.

Please note that exchange control regulations in Chile are subject to change. The Participant should consult with his or her personal legal advisor regarding any exchange control obligations that the Participant may have prior to receiving proceeds from the sale of shares of Common Stock acquired under the Plan.

Annual Tax Reporting Obligation

The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (i) the taxes paid abroad, which they will use as a credit against Chilean income taxes, and (ii) the results of foreign investments. These annual reporting obligations must be complied with by submitting a sworn statement setting forth this information before March 15 of each year. The forms to be used to submit the sworn statement are Tax Form 1853 “Annual Sworn Statement Regarding Credits for Taxes Paid Abroad” and Tax Form 1851 “Annual Sworn Statement Regarding Investments Held Abroad.” If the Participant is not a Chilean citizen and has been a resident in Chile for less than three years, the Participant is exempt from the requirement to file Tax Form 1853. These statements must be submitted electronically through the CIRS website: www.sii.cl.

COLOMBIA

There are no country-specific provisions.

COSTA RICA

There are no country-specific provisions.

CZECH REPUBLIC

Exchange Control Information

The Czech National Bank may require the Participant to fulfill certain notification duties in relation to the acquisition of shares of Common Stock and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, the Participant should consult with his or her personal legal advisor prior to the vesting of the RSUs and the sale of Common Stock to ensure compliance with current regulations. It is the Participant’s responsibility to comply with any applicable Czech exchange control laws.

DENMARK

Danish Stock Option Act

By accepting this Award, the Participant acknowledges that he or she has received a Danish translation of an Employer Statement, which is being provided to comply with the Danish Stock Option Act.

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Exchange Control Information

If the Participant establishes an account holding shares or an account holding cash outside Denmark, he or she must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (These obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Information

If the Participant holds shares of Common Stock acquired under the Plan in a brokerage account with a broker or bank outside Denmark, he or she is required to inform the Danish Tax Administration about the account. For this purpose, the Participant must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by the Participant and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, the Participant authorizes the Danish Tax Administration to examine the account.

In addition, if the Participant opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, he or she is also required to inform the Danish Tax Administration about this account. To do so, the Participant must file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by the Participant and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, the Participant authorizes the Danish Tax Administration to examine the account.

DOMINICAN REPUBLIC

There are no country-specific provisions.

ECUADOR

There are no country-specific provisions.

EL SALVADOR

There are no country-specific provisions.

FRANCE

RSUs Not Tax-Qualified

The Participant understands that this Award is not intended to be French tax-qualified.

Consent to Receive Information in English

By accepting the Award Agreement providing for the terms and conditions of the Participant’s grant, the Participant confirms having read and understood the documents relating to this grant (the Plan and this Award Agreement) which were provided in English language. The Participant accepts the terms of those documents accordingly.

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En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, le participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et ce Contrat d’Attribution) qui ont été communiqués en langue anglaise. Le participant accepte les termes en connaissance de cause.

GERMANY

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares of Common Stock acquired under the Plan, the bank will make the report for the Participant. In addition, the Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

GUATEMALA

Language Waiver

By participating in the Plan, the Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the Plan, the Award Agreement and this Appendix A.

HONDURAS

There are no country-specific provisions.

HONG KONG

Securities Law Warning

The offer of this Award and the shares of Common Stock subject to this Award do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Corporation or its Affiliates participating in the Plan. The Participant should be aware that the contents of this Award Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. This Award is intended only for the personal use of each Participant and may not be distributed to any other person. The Participant is advised to exercise caution in relation to the offer. If the Participant is in any doubt about any of the contents of the Agreement, including this Appendix A, or the Plan, the Participant should obtain independent professional advice.

Award Payable Only in Shares

Awards granted to Participants in Hong Kong shall be paid in shares of Common Stock only and do not provide any right for the Participant to receive a cash payment.

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Sale of Shares

In the event the Award vests within six months of the Grant Date, the Participant agrees that he or she will not dispose of the shares acquired prior to the six-month anniversary of the Grant Date.

Occupational Retirement Schemes Ordinance Alert

The Corporation specifically intends that neither the Award nor the Plan will be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

INDIA

Awards Payable in Cash Only

Awards granted to Participants in India shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

Exchange Control Documentation

The Participant understands that he or she must repatriate the cash payment acquired under the Plan to India and convert the proceeds into local currency within 90 days of receipt. The Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Participant should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Employer or the Corporation requests proof of repatriation.

INDONESIA

Exchange Control Information

If the Participant remits funds into Indonesia, the Indonesian bank through which the transaction is made will submit a report on the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, the Participant must complete a “Transfer Report Form.” The Transfer Report Form will be provided to the Participant by the bank through which the transaction is to be made.

ISRAEL

Securities Law Notification

The offer of this Award does not constitute a public offering under Securities Law, 1968.

Immediate Sale Requirement

The Participant understands and agrees that, due to tax considerations in Israel, upon vesting of the Award, the shares of Common Stock acquired at vesting of the Award will be sold immediately. The Participant further agrees that the Corporation is authorized to instruct its designated broker to assist with any mandatory sale of such shares (on the Participant’s

17

behalf pursuant to this authorization) and expressly authorizes the Corporation’s designated broker to complete the sale of such shares. Upon any such sale of shares, the sale proceeds, less any Tax-Related Items and broker’s fees or commissions, will be remitted to the Participant in accordance with any applicable exchange control laws and regulations.

ITALY

Data Privacy Notice and Consent.

This provision replaces in its entirety the data privacy section in the Award Agreement:

The Participant understands that the Employer, the Corporation and any Affiliate hold certain personal information about him or her, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Corporation or any Affiliate, details of all Awards, or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”). The Participant is aware that providing the Corporation with Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Corporation to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.

The Controller of personal data processing is Kimberly-Clark Corporation with registered offices at 351 Phelps Drive, Irving, Texas 75038, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Kimberly-Clark s.r.l. at Via Della Rocca, 49, Torino, Italy.

The Participant understands that Data may be transferred to the Corporation or any of its Affiliates, or to any third parties assisting in the implementation, management and administration of the Plan including any transfer required to a broker or other third party with whom shares acquired pursuant to the vesting of the Award or cash from the sale of such shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain, and transfer such Data may be located in Italy or elsewhere, including outside the European Union, and that recipients’ country (e.g., the United States) may have different data privacy laws and protections than Italy.

The processing activity, including transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan. The Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The Participant understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003,

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he or she has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, the Participant is aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Participant’s local human resources representative.

Plan Document Acknowledgment

In accepting the grant of this Award, the Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A.

The Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 2(6) on Payment of Withholding Taxes; Section 5 on No Right of Continued Employment; Section 8 on Delaware Law to Govern; the section on Acknowledgment of Conditions; and the Data Privacy Notice and Consent section included in this Appendix A.

Exchange Control Information

The Participant is required to report in his or her annual tax return: (a) any transfers of cash or shares of Common Stock to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; and (b) any foreign investments or investments (including proceeds from the sale of shares of Common Stock acquired under the Plan) held outside of Italy exceeding €10,000 or the equivalent amount in U.S. dollars, if the investment may give rise to income in Italy. The Participant is exempt from the formalities in (a) if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on the Participant’s behalf.

JAPAN

There are no country-specific provisions.

KOREA

Exchange Control Information

If the Participant receives US$500,000 or more from the sale of shares of Common Stock, Korean exchange control laws require the Participant to repatriate the proceeds to Korea within 18 months of the sale.

MALAYSIA

Insider Trading Notification

The Participant should be aware of the Malaysian insider trading rules, which may impact the Participant’s acquisition or disposal of shares acquired under the Plan. Under Malaysian insider trading rules, the Participant is prohibited from acquiring or selling shares or rights to shares (e.g., an Award) when in possession of information that is not generally available and that the Participant knows or should know will have a material effect on the price of shares once such information is generally available.

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Director Notification Obligation

If the Participant is a director of the Corporation’s Malaysian Affiliate, the Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Affiliate in writing when the Participant receives or disposes of an interest (e.g., an Award or shares) in the Corporation or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Corporation or any related company.

MEXICO

Modification

By accepting the Award, the Participant understands and agrees that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.

Acknowledgment of the Grant

In accepting the Award, the Participant acknowledges that the Participant has received a copy of the Plan and the Award Agreement, including this Appendix A, has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A. The Participant further acknowledges that the Participant has read and specifically and expressly approves the Acknowledgement of Conditions section of the Award Agreement, in which the following is clearly described and established:

(1)	The Participant’s participation in the Plan does not constitute an acquired right.

(2)	The Plan and the Participant’s participation in the Plan are offered by the Corporation on a wholly discretionary basis.

(3)	The Participant’s participation in the Plan is voluntary.

(4)	Neither the Corporation nor any Affiliates are responsible for any decrease in the value of the Award granted and/or shares of Common Stock issued under the Plan.

Labor Acknowledgment and Policy Statement

In accepting the grant of this Award, the Participant expressly recognizes that the Corporation, with registered offices at 351 Phelps Drive, Irving, Texas 75038, U.S.A., is solely responsible for the administration of the Plan and that the Participant’s participation in the Plan and acquisition of shares of Common Stock do not constitute an employment relationship between the Participant and the Corporation since the Participant is participating in the Plan on a wholly commercial basis and his or her sole Employer is Kimberly-Clark de Mexico, S.A. de C.V. (“KCC-Mexico”). Based on the foregoing, the Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the Participant and the Employer, KCC-Mexico and do not form part of the employment conditions and/or benefits provided by KCC-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.

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The Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Corporation; therefore, the Corporation reserves the absolute right to amend and/or discontinue the Participant’s participation at any time without any liability to the Participant.

Finally, the Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Corporation for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Participant therefore grants a full and broad release to the Corporation, its Affiliates, branches, representation offices, its shareholders, officers, agents, or legal representatives with respect to any claim that may arise.

Spanish Translation

Modificación

Al aceptar el Premio, el Participante entiende y acuerda que cualquier modificación al Plan o al Acuerdo o su terminación, no cambiará o disminuirá los términos y condiciones de empleo.

Reconocimiento del Otorgamiento

Al aceptar el Premio, el Participante está de acuerdo en haber recibido una copia del Plan, del Acuerdo incluyendo el presente Anexo “A” y ha revisado el Plan y el Acuerdo, incluyendo este Anexo “A” en su totalidad y comprende y acepta todas las disposiciones previstas en el Plan, en el Acuerdo, incluyendo el presente Anexo “A”. Asimismo, el Participante reconoce que ha leído y manifiesta su específica y expresa conformidad con los términos y condiciones establecidos del Acuerdo, en el cual claramente se describe y establece lo siguiente:

(1)	La participación del Participante en el Plan no constituye un derecho adquirido.

(2)	El Plan y la participación del Participante en el Plan se ofrecen por la Compañía de forma completamente discrecional.

(3)	La participación del Participante en el Plan es voluntaria.

(4)	Ni la Compañía ni sus Afiliadas son responsables por la reducción del valor del Premio y/o Acciones Ordinarias emitidas bajo el Plan.

Reconocimiento de la Legislación Laboral y Declaración de la Política

Al aceptar el otorgamiento de este Premio, el Participante expresamente reconoce que Kimberly-Clark Corporación con oficinas registradas en 351 Phelps Drive, Irving, Texas 75038, EE.UU., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Participante y Kimberly-Clark Corporación, ya que el Participante participa en el Plan en un marco totalmente comercial y su único Patrón lo es Kimberly-Clark de México, S.A. de C.V., con domicilio en Kimberly-Clark de México, S.A. de C.V. México. Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Participante y el

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Patrón, Kimberly-Clark de México, S.A. de C.V. y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Kimberly-Clark de México, S.A. de C.V. y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Participante.

Asimismo, el Participante reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Kimberly-Clark Corporación por lo tanto, Kimberly-Clark Corporación se reserva el absoluto derecho de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna frente el Participante.

Finalmente, el Participante por este medio declara que no se reserva derecho o acción alguna que ejercitar en contra de Kimberly-Clark Corporación por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Participante otorga el más amplio finiquito que en derecho proceda a Kimberly-Clark Corporación, sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NETHERLANDS

Consent to Comply with Dutch Securities Law

The Participant has been granted Awards under the Plan, pursuant to which the Participant may acquire shares. Participants who are residents of the Netherlands should be aware of the Dutch insider trading rules, which may impact the sale of such shares. In particular, the Participant may be prohibited from effecting certain share transactions if the Participant has insider information regarding the Corporation.

Below is a discussion of the applicable restrictions. The Participant is advised to read the discussion carefully to determine whether the insider rules apply to the Participant. If it is uncertain whether the insider rules apply, the Corporation recommends that the Participant consult with his or her personal legal advisor. Please note that the Corporation cannot be held liable if the Participant violates the Dutch insider rules. The Participant is responsible for ensuring compliance with these rules.

By entering into the Award Agreement and participating in the Plan, the Participant acknowledges having read and understood the notification below and acknowledges that it is his or her own responsibility to comply with the Dutch insider trading rules, as discussed herein.

Prohibition Against Insider Trading

Dutch securities laws prohibit insider trading. Under Article 46 of the Act on the Supervision of the Securities Trade 1995, anyone who has “inside information” related to the Corporation is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the share price, regardless of the actual effect on the price. The insider could be any employee of the Corporation or its Dutch Affiliate who has inside information as described above.

Given the broad scope of the definition of inside information, certain employees of the Corporation working at its Dutch Affiliate may have inside information and thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when he or she had such inside information.

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NEW ZEALAND

There are no country-specific provisions.

NICARAGUA

There are no country-specific provisions.

PANAMA

Securities Law Information

Neither this Award nor any shares of Common Stock that the Participant may acquire at vesting of this Award constitute a public offering of securities, as they are available only to eligible employees of the Corporation and its Affiliates.

PARAGUAY

There are no country-specific provisions.

PERU

There are no country-specific provisions.

PHILIPPINES

Awards Payable in Cash Only

Awards granted to Participants in the Philippines shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

POLAND

There are no country-specific provisions.

PORTUGAL

Exchange Control Information

If the Participant receives shares of Common Stock upon vesting of the Award, the acquisition of the shares should be reported to the Banco de Portugal for statistical purposes. If the shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Participant’s behalf. If the shares are not deposited with a commercial bank or financial intermediary in Portugal, the Participant is responsible for submitting the report to the Banco de Portugal.

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PUERTO RICO

There are no country-specific provisions.

RUSSIA

U.S. Transaction

The Participant understands that this Award shall be valid and this Award Agreement shall be concluded and become effective only when the Participant’s acceptance of the Award Agreement is received by the Corporation in the United States. Upon vesting of this Award, any shares of Common Stock to be issued to the Participant shall be delivered to the Participant through a bank or brokerage account in the United States.

Securities Law Notice

This Award Agreement, the Plan and all other materials the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of shares of Common Stock under the Plan has not and will not be registered in Russia and hence the shares described in any Plan-related documents may not be offered or placed in public circulation in Russia.

Please note that, under the Russian law, the Participant is not permitted to sell the Corporation’s shares directly to other Russian individuals and the Participant is not permitted to bring share certificates into Russia. All shares issued upon vesting of the Award will be maintained on the Participant’s behalf in the United States.

SINGAPORE

Securities Law Information

The Award is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant should note that the Award is subject to section 257 of the SFA and the Participant will not be able to make (i) any subsequent sale of the shares of Common Stock in Singapore or (ii) any offer of such subsequent sale of the shares of Common Stock subject to the Award in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation

If the Participant is a director, associate director or shadow director of the Corporation’s Singapore Affiliate, the Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Corporation’s Singapore Affiliate in writing when the Participant receives an interest (e.g., an Award or shares) in the Corporation or any Affiliate. In addition, the Participant must notify the Corporation’s Singapore Affiliate when he or she sells shares of the Corporation or of any Affiliate (including when the Participant sells shares issued upon vesting and settlement of the Award). These notifications must be made within two days of acquiring or disposing of any interest in the Corporation or any Affiliate. In addition, a notification of the Participant’s interests in the Corporation or any Affiliate must be made within two days of becoming a director.

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SOUTH AFRICA

Exchange Control Information

To participate in the Plan, the Participant must comply with exchange control regulations and rulings (the “Exchange Control Regulations”) in South Africa. Currently, the Exchange Control Department of the South African Reserve Bank (“Exchange Control”) requires that approval be sought for the purchase of securities by South African residents pursuant to foreign share incentive schemes, such as the acquisition of shares of Common Stock under the Plan. The Corporation is in the process of obtaining such approval.

Because the Exchange Control Regulations change frequently and without notice, the Participant understands that he or she should consult a legal advisor prior to the acquisition or sale of shares under the Plan to ensure compliance with current regulations. The Participant understands that it is his or her responsibility to comply with South African exchange control laws, and neither the Corporation nor the Employer will be liable for any fines or penalties resulting from failure to comply with applicable laws.

Tax Acknowledgment

By accepting the Award, the Participant agrees to notify the Employer of the amount of any gain realized upon vesting of the Award. If the Participant fails to advise the Employer of the gain realized upon vesting, the Participant may be liable for a fine. The Participant will be responsible for paying any difference between the actual tax liability and the amount withheld.

SPAIN

Termination of Employment

For purposes of this Award, a termination of employment includes a termination that is deemed an “unfair dismissal” or a “constructive dismissal.”

Labor Law Acknowledgment

By accepting the Award, the Participant acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

The Participant understands that the Corporation has unilaterally, gratuitously and discretionally decided to grant Awards under the Plan to individuals who may be employees of the Corporation or its Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Corporation or any of its Affiliates on an ongoing basis. Consequently, the Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Corporation or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, the Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of the Award and the underlying shares is unknown and unpredictable. In addition, the Participant understands that this grant

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would not be made but for the assumptions and conditions referred to above; thus, the Participant understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the Award shall be null and void.

Further, the Participant understands that the Award is a conditional right. Participant shall forfeit any unvested Award upon termination of employment unless such termination is (i) due to a Qualified Termination of Employment, or (ii) if more than six months after the Grant Date, due to death, Total and Permanent Disability, or the shutdown or divestiture of a business unit. The terms of this paragraph apply even if the Participant is considered to be unfairly dismissed without good cause.

SWITZERLAND

Securities Law Notification

The Awards offered by the Corporation are considered a private offering in Switzerland; therefore, such offer is not subject to registration in Switzerland.

TAIWAN

Exchange Control Information

The Participant may acquire and remit foreign currency (including proceeds from the sale of shares of Common Stock) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD500,000 or more in a single transaction, the Participant must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank.

If the transaction amount is US$500,000 or more, the Participant may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Participant should consult his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

THAILAND

Exchange Control Information

When any shares of Common Stock received at vesting are sold or an equivalent cash payment at vesting is received, the Participant must repatriate all cash proceeds to Thailand and then convert such proceeds to Thai Baht within 360 days of repatriation. If the amount of the Participant’s proceeds is US$20,000 or more, the Participant must specifically report the inward remittance to the Bank of Thailand on a foreign exchange transaction form. If the Participant fails to comply with these obligations, then the Participant may be subject to penalties assessed by the Bank of Thailand.

The Participant should consult his or her personal advisor prior to taking any action with respect to remittance of cash proceeds into Thailand. The Participant is responsible for ensuring compliance with all exchange control laws in Thailand.

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TRINIDAD & TOBAGO

There are no country-specific provisions.

TURKEY

There are no country-specific provisions.

UKRAINE

Awards Payable in Cash Only

Awards granted to Participants in Ukraine shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

UNITED KINGDOM

Tax Acknowledgment

The following information supplements the information regarding Tax-Related Items in the Acknowledgment of Conditions section of the Award Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs official rate; it will be immediately due and repayable. Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of this provision will not apply to the Participant. In the event that the Participant is an officer or director, as defined above, and Tax-Related Items are not collected from or paid by the Participant by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant acknowledges the Corporation or the Employer may recover it at any time thereafter by any of the means referred to in the Award Agreement. The Participant authorizes the Corporation to withhold the transfer of any shares unless and until the loan is repaid in full.

URUGUAY

There are no country-specific provisions.

VENEZUELA

Exchange Control Information

The Participant should consult his or her personal advisor prior to repatriating the proceeds of the sale of shares of Common Stock to ensure compliance with the applicable exchange control regulations in Venezuela, as such regulations are subject to frequent change. The Participant is responsible for ensuring compliance with all exchange control laws in Venezuela.

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VIETNAM

Awards Payable in Cash Only

Awards granted to Participants in Vietnam shall be paid in cash only and do not provide any right for the Participant to receive shares of Common Stock.

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